Jacob Internet Fund
Investor Class Shares (JAMFX)

Jacob Small Cap Growth Fund
Investor Class Shares (JSCGX)
Institutional Class Shares (JSIGX)

Jacob Micro Cap Growth Fund
Investor Class Shares (JMCGX)
Institutional Class Shares (JMIGX)

Jacob Wisdom Fund
Investor Class Shares (JWSFX)

each, a series of Jacob Funds Inc.

 Prospectus
January 4, 2016

This prospectus contains important information about the Funds.
For your own benefit and protection, please read it before you invest, and keep it for future reference.

Investment Adviser

Jacob Asset Management of New York LLC

The Securities and Exchange Commission has not approved
or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary:		Redemption of Fund Shares	38
Jacob Internet Fund	2	Exchange of Fund Shares	42
Jacob Small Cap Growth Fund	7	Pricing of Fund Shares	43
Jacob Micro Cap Growth Fund	12	Dividends and Distributions	43
Jacob Wisdom Fund	17	Tax Consequences	44
Investment Objective(s), Principal Investment Strategies and Risks:		Distribution Arrangements	45
Jacob Internet Fund	22	Householding	47
Jacob Small Cap Growth Fund	25	Notice of Privacy Policy	47
Jacob Micro Cap Growth Fund	27	Financial Highlights:
Jacob Wisdom Fund	29	Jacob Internet Fund	48
Disclosure of Portfolio Holdings	30	Jacob Small Cap Growth Fund	49
Fund Management	31	Jacob Micro Cap Growth Fund	51
Purchase of Fund Shares	33	Jacob Wisdom Fund	54

JACOB INTERNET FUND

Investment Objectives

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class
Advisory Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.35%
Other Expenses	0.87%
Total Annual Fund Operating Expenses*	2.47%

*
Total Annual Fund Operating Expenses differs from the ratios of expenses to average net assets in the Financial Highlights section of the Prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in Other Expenses.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$250	$770	$1,316	$2,806

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

2

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in securities of Internet companies and companies in Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information, and conduct business around the world. The Adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or those that are aggressively developing and expanding their Internet and Internet-related business operations. The Adviser believes that the Internet offers unique investment opportunities because of its ever-growing popularity among business and personal users alike. Many Internet companies are newer and have small to medium market capitalizations.

The Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses, because the Adviser believes that these stocks have the greatest potential to rise in value. The Adviser’s overall stock selections are based on an assessment of a company’s fundamental prospects. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information. The Fund may invest without limitation in foreign securities, including securities of emerging market countries, so that the Fund has the flexibility to take full advantage of investment opportunities in Internet companies and companies in Internet-related industries.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, to seek income, or to maintain liquidity while seeking appropriate investments.

Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s net asset value (“NAV”) and total return, are listed below.

•
Market Risk: Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Adviser may not be able to sell stocks at an optimal time or price.

•
Internet Company Risk:  Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.

•
Computer/Internet Technology Risk:  Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund’s shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for

3

regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

•
Smaller Capitalized or Unseasoned Company Risk:  The Adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Convertible Securities Risk:  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•
Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

•
Fixed Income Risk:  Yields and principal values of fixed income securities (bonds) will fluctuate. Generally, values of fixed income securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.

Performance Information

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance and an index of Internet stocks. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns as of December 31, 2015 (Investor Class)

[Bar graph]
2015           10.98%
2014           0.70%
2013           40.73%
2012           11.44%
2011           (9.06)%
2010           35.45%
2009           71.88%
2008           (51.15)%

4

2007           (0.80)%
2006           16.24%

Best Quarter                      Q2           2009           28.78%
Worst Quarter                   Q4           2008          (31.18)%

Average Annual Total Returns as of December 31, 2015

Jacob Internet Fund	1 Year	5 Years	10 Years
Investor Class Return Before Taxes	10.98%	9.77%	7.65%
Return After Taxes on Distributions	7.93%	8.62%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares	8.70%	7.71%	6.18%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	7.11%	15.01%	9.78%
Bloomberg U.S. Internet Index (reflects no deduction for fees, expenses or taxes)	24.15%	15.97%	9.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares may be higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

Fund Management

Jacob Asset Management of New York LLC serves as the Adviser.

Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Ryan I. Jacob	Lead Portfolio Manager	Since Inception (1999)
Darren Chervitz	Co-Portfolio Manager	Since 2012
Francis J. Alexander	Co-Portfolio Manager	Since Inception (1999)

Purchase and Sale of Fund Shares

To purchase shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor’s Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.

You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Internet Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.

5

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

JACOB SMALL CAP GROWTH FUND

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Advisory Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.35%	0.00%
Other Expenses	1.23%	1.27%
Total Annual Fund Operating Expenses	2.48%	2.17%
Fee Waiver*	(0.23)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver	2.25%	1.95%

*
The Adviser has contractually agreed, through at least January 2, 2017, to waive up to 100% of its advisory fees to the extent that the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.25% or 1.95% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Pursuant to this fee waiver agreement, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived. Please note that the maximum waiver is 0.90%, which means that the Fund’s overall expenses could exceed 2.25% for Investor Class shares or 1.95% for Institutional Class shares. This waiver agreement may only be terminated by the Board.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver by the Adviser for the 1 Year numbers and for the first year of the 3, 5, and 10 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$228	$751	$1,300	$2,799
Institutional Class	$198	$658	$1,144	$2,486

7

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase. As of August 31, 2015, the market capitalization of the largest company in the Russell 2000® Growth Index was approximately $5.706 billion, and the weighted average and median market capitalizations of the Russell 2000® Growth Index were approximately $2.036 billion and $843 million, respectively.

The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. The Adviser expects to select investments for the Fund in companies that are broadly diversified over various industry groups.

The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in small capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital.

The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets, including emerging markets, through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments.

Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

•
Market Risk:  The value of the Fund’s shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

8

•
Smaller Capitalized Company Risk:  Investments in small capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Small cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Growth Companies Risk:  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.

•
Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Performance Information

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns as of December 31, 2015 (Investor Class)

[Bar graph]
2015           (13.19)%
2014           1.13%
2013           37.75%
2012           6.04%
2011           (13.93)%

Best Quarter                      Q1           2012           18.45%
Worst Quarter                   Q3           2011           -27.18%

9

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	Since Inception (February 1, 2010)*
Jacob Small Cap Growth Fund – Investor Class Return Before Taxes	(13.19)%	6.54%	7.58%
Return After Taxes on Distributions	(13.42)%	1.60%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	(7.47)%	1.37%	5.85%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(1.38)%	10.67%	14.41%
	1 Year	5 Years	Since Inception (November 12, 2012)
Jacob Small Cap Growth Fund – Institutional Class Return Before Taxes	(12.98)%	6.85%	8.02%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(1.38)%	10.67%	15.95%

* Fund performance is shown beginning on February 1, 2010, which is the date the Rockland Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund and the Adviser’s investment team took over management of the Predecessor Fund’s portfolio. The Predecessor Fund was managed by another investment advisory firm. Performance information prior to February 1, 2010 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares may be higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.

Fund Management

Jacob Asset Management of New York LLC serves as the Adviser.

Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Ryan I. Jacob	Lead Portfolio Manager	Since Inception (2010)
Darren Chervitz	Co-Portfolio Manager	Since 2012
Francis J. Alexander	Co-Portfolio Manager	Since Inception (2010)

10

Purchase and Sale of Fund Shares

To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor’s Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only require $1,000 to start. Once you have an account with the Fund, you may make additional investments in Investor Class shares in amounts as low as $100.

To purchase Institutional Class shares, you need to invest at least $1,000,000 initially. Once you have an account with the Fund, you may make additional investments in Institutional Class shares in amounts as low as $1,000.

You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Small Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

JACOB MICRO CAP GROWTH FUND

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Advisory Fees	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.35%	0.00%
Other Expenses	1.78%	1.78%
Total Annual Fund Operating Expenses*	3.33%	2.98%
Fee Waiver**	(0.87)%	(0.82)%
Total Annual Fund Operating Expenses After Fee Waiver*	2.46%	2.16%

*
Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver differ from the corresponding ratios of expenses to average net assets in the Financial Highlights section of the Prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in Other Expenses.

**
Jacob Asset Management of New York LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed, through at least January 2, 2017, to waive up to 100% of its advisory fees to the extent that the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.45% or 2.15% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Pursuant to this fee waiver agreement, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived. Please note that the maximum waiver is 1.20%, which means that the Fund’s overall expenses could exceed 2.45% for Investor Class shares or 2.15% for Institutional Class shares. This waiver agreement may only be terminated by the Board.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain

12

the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver by the Adviser for the 1 Year numbers and for the first year of the 3, 5, and 10 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$249	$943	$1,661	$3,563
Institutional Class	$219	$844	$1,495	$3,241

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) of (1) less than or equal to $600 million; or (2) within the capitalization range of the Russell Micro Cap® Growth Index at the time of purchase. As of August 31, 2015, the market capitalization of the largest company in the Russell Micro Cap® Growth Index was approximately $1.352 billion, and the weighted average and median market capitalizations of the Russell Micro Cap® Growth Index were approximately $483 million and $179 million, respectively.

The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. The Adviser expects to select investments for the Fund in companies that are broadly diversified over various industry groups.

The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in micro capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital.

The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets, including emerging markets, through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments.

13

Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

•
Market Risk:  The value of the Fund’s shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

•
Micro Capitalized Company Risk:  Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Growth Companies Risk:  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.

•
Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Performance Information

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns as of December 31, 2015 (Investor Class)

[Bar graph]

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2015           (9.02)%
2014           (4.77)%
2013           37.08%

Best Quarter                      Q3           2013           13.86%
Worst Quarter                   Q3           2014           (5.41)%

Average Annual Total Returns as of December 31, 2015

	1 Year	Since Inception (October 16, 2012)*
Jacob Micro Cap Growth Fund – Investor Class Return Before Taxes	(9.02)%	4.20%
Return After Taxes on Distributions	(15.82)%	(2.26)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.77)%	1.97%
Jacob Micro Cap Growth Fund – Institutional Class Return Before Taxes	(8.74)%	4.54%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	(3.85)%	13.47%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(1.38)%	13.56%

* Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012. In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm. Performance information prior to October 16, 2012 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares may be higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.

Fund Management

Jacob Asset Management of New York LLC serves as the Adviser.

Portfolio Manager	Title with the Adviser*	Length of Service with the Fund
Darren Chervitz	Lead Portfolio Manager	Since Inception (2012)
Ryan I. Jacob	Co-Portfolio Manager	Since Inception (2012)

*	Mr. Jacob served as Lead Portfolio Manager of the Fund and Mr. Chervitz served as Co-Portfolio Manager of the Fund from its inception in 2012 until December 2013.

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Purchase and Sale of Fund Shares

To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor’s Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only require $1,000 to start. Once you have an account with the Fund, you may make additional investments in Investor Class shares in amounts as low as $100.

To purchase Institutional Class shares, you need to invest at least $1,000,000 initially. Once you have an account with the Fund, you may make additional investments in Institutional Class shares in amounts as low as $1,000.

You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Small Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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JACOB WISDOM FUND

Investment Objective

The Fund’s investment objective is to maximize total investment return consisting of a combination of income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class
Advisory Fees	0.50%
Distribution and/or Service (12b-1) Fees*	0.15%
Other Expenses	1.71%
Total Annual Fund Operating Expenses	2.36%
Fee Waiver**	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver	1.95%

*
The Distribution and/or Service (12b-1) Fees reflect the Board’s determination to reduce such fees payable under the distribution and service plan of the Fund from 0.35% to 0.15% through at least January 2, 2017.

**
Jacob Asset Management of New York LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed, through at least January 2, 2017, to waive up to 100% of its advisory fees, to the extent that the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) would exceed 1.95% of average daily net assets. Pursuant to this fee waiver agreement, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment will not cause the Fund’s expenses to exceed 1.95%. Please note that the maximum waiver is 0.50%, which means that the Fund’s overall expenses could exceed 1.95%. This waiver agreement may only be terminated by the Board.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver by the Adviser for the 1 Year number and for the first year of the 3, 5, and 10 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

17

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$697	$1,223	$2,665

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U. S. companies of any size. The Fund may gain exposure to foreign markets through the global operations of U.S. companies, or through direct investment in foreign companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies. The Fund may, to a lesser extent, invest in investment grade fixed income or debt securities to seek income.

The Fund invests in securities of companies that the Adviser believes have the greatest potential for capital appreciation and income. The Adviser’s overall stock selections are based on an assessment of a company’s fundamental prospects. Specifically, the Adviser uses fundamental analysis to assess the quality, growth potential, financial strength and overall value of a company. While trying to maximize the capital appreciation potential of the Fund’s portfolio of investments, the Adviser also seeks to obtain securities for the Fund that are selling at reasonable prices.

The Fund maintains a diversified portfolio of investments consisting primarily of common stocks, and may also invest in other equity securities such as preferred stocks, securities convertible or exchangeable into common stock, rights, warrants or real estate investment trusts (REITs). Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Fund may also purchase depositary receipts, which are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign company.

The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, to seek income, or to maintain liquidity while seeking appropriate investments.

Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

•	Market Risk: Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject

18

to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Adviser may not be able to sell stocks at an optimal time or price.

•
Smaller Capitalized Company Risk:  Investments in smaller capitalized companies may involve greater risks, as these companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

•
Convertible Securities Risk:  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•
Fixed Income Risk:  Yields and principal values of fixed income securities (bonds) will fluctuate. Generally, values of fixed income securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

•
Foreign Risk:  The risks of investing in foreign companies can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

•
Real Estate Investment Trust Risk:  Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. The performance of REITs depends on how well the REIT manages the properties it owns.

Performance Information

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns as of December 31, 2015 (Investor Class)

[Bar graph]
2015           (4.14)%
2014           7.93%
2013           21.76%
2012           11.96%
2011           3.59%

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2010           11.52%

Best Quarter                      Q1           2012           9.56%
Worst Quarter                   Q3           2011           (9.08)%

Average Annual Total Returns as of December 31, 2015

Jacob Wisdom Fund	1 Year	5 Year	Since Inception (December 1, 2009)*
Investor Class Return Before Taxes	(4.14)%	7.88%	8.47%
Return After Taxes on Distributions	(8.44)%	6.72%	7.51%
Return After Taxes on Distributions and Sale of Fund Shares	1.11%	6.21%	6.75%
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	12.93%

* Fund performance is shown beginning on December 1, 2009, which is when the Adviser’s investment team took over management of the Wisdom Fund series of New Providence Investment Trust, which was reorganized into the Wisdom Fund on February 18, 2010. Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management. Performance information prior to December 1, 2009 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares may be higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

Fund Management

Jacob Asset Management of New York LLC serves as the Adviser. Jacob Asset Management of New York LLC also served as the Adviser to the Predecessor Wisdom Fund from December 1, 2009, until February 18, 2010, when the Predecessor Wisdom Fund was reorganized into the Jacob Wisdom Fund.

Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Francis J. Alexander	Lead Portfolio Manager	Since Inception (2010)
Ryan I. Jacob	Co-Portfolio Manager	Since Inception (2010)

Purchase and Sale of Fund Shares

To purchase shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor’s Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.

20

You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Wisdom Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS: JACOB INTERNET FUND

Investment Objectives

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in securities of companies in Internet and Internet-related industries. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.

The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Fund may invest without limitation in foreign securities, including securities of emerging market countries, so that the Fund has the flexibility to take full advantage of investment opportunities in Internet companies and companies in Internet-related industries. However, the Adviser currently does not expect to invest more than 50% of the Fund’s net assets in foreign companies. The Adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations.

The Adviser believes that companies that provide products or services designed for the Internet offer favorable investment opportunities. Accordingly, the Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses because the Adviser believes that these stocks have the greatest potential to rise in value.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The world wide web (“web”) is a means of graphically interfacing with the Internet. It is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within web documents to other web documents.

The Adviser believes that because of rapid advances in the breadth and scope of products and services offered over the Internet, an investment in companies with business operations in this industry will offer substantial opportunities for long-term growth of capital. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. Many Internet companies are newer and have small to medium market capitalizations. However, the Fund’s investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the company. The Adviser’s overall process of stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company’s fundamental prospects.

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Portfolio securities generally will be selected from companies in the following groups:

•	Media: Companies that provide information and entertainment services over the Internet, supported by subscriptions, advertising and/or transactional revenues.

•	E-commerce: Companies that sell goods and services using the Internet, and companies that distribute products directly over the Internet.

•	Infrastructure: Companies that develop and manufacture solutions to enable businesses to implement Internet strategies.

•
Communications:  Companies providing products or services for the transmission of voice, video and data over the Internet, with emphasis on providers of high speed Internet access, new wireless communications, Internet telephony and next-generation wireless broadband technology.

The Fund may invest directly in foreign companies or may invest in foreign companies by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.

Buy/Sell Decisions. The Adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.

Temporary Investments. In response to unfavorable market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary, defensive strategy. The Fund may invest up to 20% of its assets in these securities under normal circumstances to maintain liquidity or to earn income while seeking appropriate investments. Some of the short-term money instruments in which the Fund may invest include:

•	commercial paper;

•	certificates of deposit, demand and time deposits and banker’s acceptances;

•	U.S. government securities; and

•	repurchase agreements.

To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objectives and, instead, will focus on preserving your investment. The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.

Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

23

•
Market Risk: Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Adviser may not be able to sell stocks at an optimal time or price.

•
Internet Company Risk:  Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.

•
Computer/Internet Technology Risk:  Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund’s shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

•
Smaller Capitalized or Unseasoned Company Risk:  The Adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

•
Convertible Securities Risk:  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•
Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

•
Fixed Income Risk:  Yields and principal values of fixed income securities (bonds) will fluctuate. Generally, values of fixed income securities change inversely with interest rates. As interest rates go

24

up, the value of debt securities tends to go down. As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
JACOB SMALL CAP GROWTH FUND

Investment Objective

The Fund’s investment objective is long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase. As of August 31, 2015, the market capitalization of the largest company in the Russell 2000® Growth Index was approximately $5.706 billion, and the weighted average and median market capitalizations of the Russell 2000® Growth Index were approximately $2.036 billion and $843 million, respectively. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.

The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities such as preferred stocks, rights, or warrants. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Adviser expects to select investments for the Fund in companies that are broadly diversified over various industry groups.

The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in small capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital. Specifically, the Adviser looks for companies with expanding profit margins, sales and earnings growth which, over a business cycle, can be expected to produce high levels of free cash flow. Further, the Adviser seeks companies with strong management teams that can capitalize on catalysts for growth and competitive advantages such as superior products and favorable industry, economic and political trends. While trying to maximize the growth potential of the Fund’s portfolio of investments, the Adviser also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.

The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer. The Fund’s foreign investments may include securities of companies in emerging market countries, so that the Fund has the flexibility to take full advantage of investment

25

opportunities in small capitalization companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies.

The Fund generally seeks to purchase securities as long-term investments, but the Adviser will sell or reduce holdings when a company fails to meet its expectations with regard to potential growth, addressable market, margin erosion, management changes or price considerations. The Fund may employ rapid trading strategies to capture incremental increases in the prices of securities, to protect against downside risk and to enhance the Fund’s return.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments. There may be times, however, when the Fund attempts to respond to unfavorable market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

•
Market Risk:  The value of the Fund’s shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

•
Smaller Capitalized Company Risk:  Investments in small capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Small cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Growth Companies Risk:  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.

•
Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities,

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the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
JACOB MICRO CAP GROWTH FUND

Investment Objective

The Fund’s investment objective is long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) of: (1) less than or equal to $600 million; or (2) within the capitalization range of the Russell Micro Cap® Growth Index at the time of purchase.  As of August 31, 2015, the market capitalization of the largest company in the Russell Micro Cap® Growth Index was approximately $1.352 billion, and the weighted average and median market capitalizations of the Russell Micro Cap® Growth Index were approximately $483 million and $179 million, respectively.  For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.

The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities such as preferred stocks, rights, or warrants. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Adviser expects to select investments for the Fund in companies that are broadly diversified over various industry groups.

The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in micro capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital. Specifically, the Adviser looks for companies with expanding profit margins, sales and earnings growth which, over a business cycle, can be expected to produce high levels of free cash flow. Further, the Adviser seeks companies with strong management teams that can capitalize on catalysts for growth and competitive advantages such as superior products and favorable industry, economic and political trends. While trying to maximize the growth potential of the Fund’s portfolio of investments, the Adviser also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.

The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign

27

companies.  Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer. The Fund’s foreign investments may include securities of companies in emerging market countries, so that the Fund has the flexibility to take full advantage of investment opportunities in micro capitalization companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies.

The Fund generally seeks to purchase securities as long-term investments, but the Adviser will sell or reduce holdings when a company fails to meet its expectations with regard to potential growth, addressable market, margin erosion, management changes or price considerations. The Fund may employ rapid trading strategies to capture incremental increases in the prices of securities, to protect against downside risk and to enhance the Fund’s return.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments. There may be times, however, when the Fund attempts to respond to unfavorable market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

•
Market Risk:  The value of the Fund’s shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

•
Micro Capitalized Company Risk:  Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Growth Companies Risk:  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.

•
Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks

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include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
JACOB WISDOM FUND

Investment Objective

The Fund’s investment objective is to maximize total investment return consisting of a combination of income and capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U. S. companies of any size. The Fund may gain exposure to foreign markets through the global operations of U.S. companies, or through direct investment in foreign companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies. The Fund may, to a lesser extent, invest in investment grade fixed income or debt securities to seek income.

The Fund invests in securities of companies that the Adviser believes have the greatest potential for capital appreciation and income. The Adviser’s overall stock selections are based on an assessment of a company’s fundamental prospects. Specifically, the Adviser uses fundamental analysis to assess the quality, growth potential, financial strength and overall value of a company. While trying to maximize the capital appreciation potential of the Fund’s portfolio of investments, the Adviser also seeks to obtain securities for the Fund that are selling at reasonable prices.

The Fund maintains a diversified portfolio of investments consisting primarily of common stocks, and may also invest in other equity securities such as preferred stocks, securities convertible or exchangeable into common stock, rights, warrants or real estate investment trusts. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Fund may also purchase depositary receipts, which are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign company.

The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, to seek income, or to maintain liquidity while seeking appropriate investments. There may be times, however, when the Fund attempts to respond to unfavorable market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

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Principal Risks

Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.

•
Market Risk:  Even when the stock market in general is rising, the stocks selected by the Adviser may decline. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Adviser may not be able to sell stocks at an optimal time or price.

•
Smaller Capitalized Company Risk:  Investments in smaller capitalized companies may involve greater risks, as these companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

•
Convertible Securities Risk:  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•
Fixed Income Risk:  Yields and principal values of fixed income securities (bonds) will fluctuate. Generally, values of fixed income securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

•
Foreign Risk:  The risks of investing in foreign companies can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

•
Real Estate Investment Trust Risk:  Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. The performance of REITs depends on how well the REIT manages the properties it owns.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund expects to publicly disclose 100% of its portfolio holdings on its website no earlier than 30 days after each calendar quarter end. Each Fund also intends to disclose its top 25 holdings on a monthly basis on its website no earlier than 30 days after the month end, along with information regarding the percentage of the portfolio that each holding comprises. A further description of the Funds’

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policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

FUND MANAGEMENT

Adviser. The Adviser, Jacob Asset Management of New York LLC, a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266. Pursuant to the Investment Advisory Agreements for the Funds, the Adviser manages each Fund’s portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Funds’ Board of Directors. The Adviser is also responsible for overseeing the performance of the Funds’ administrator and other service providers.

Ryan I. Jacob is the Lead Portfolio Manager of and is primarily responsible for the day-to-day management of the Jacob Internet Fund and Jacob Small Cap Growth Fund. Mr. Jacob is the founder and Chief Executive Officer of the Adviser, as well as President of Jacob Funds Inc. He has served as Lead Portfolio Manager of the Jacob Internet Fund and Jacob Small Cap Growth Fund since each Fund’s inceptions in 1999 and 2010, respectively. Mr. Jacob served as Lead Portfolio Manager of the Jacob Micro Cap Growth Fund from its inception in 2012 until December 2013, and is currently serving as a Co-Portfolio Manager of the Fund. He is also a Co-Portfolio Manager of the Jacob Wisdom Fund. Mr. Jacob served as Chief Portfolio Manager of The Internet Fund, Inc. from December 20, 1997 through June 24, 1999. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Mr. Jacob also served as the Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994. Mr. Jacob, a graduate of Drexel University, has over 22 years of investment experience.

Darren Chervitz is the Lead Portfolio Manager of and is primarily responsible for the day-to-day management of the Jacob Micro Cap Growth Fund. Mr. Chervitz served as Co-Portfolio Manager of the Jacob Micro Cap Growth Fund since its inception in 2012 until December 2013, and as Lead Portfolio Manager since December 2013. He is also a Co-Portfolio Manager of the Jacob Internet Fund and Jacob Small Cap Growth Fund. He has served as the Director of Research for the Adviser since 1999. Prior to his employment with the Adviser, Mr. Chervitz was a financial editor and reporter for CBS MarketWatch from August 1996 to July 1999. Mr. Chervitz was also a technology stock analyst for ZDTV from August 1996 to July 1999. Mr. Chervitz has over 18 years of financial industry and investment experience.

Francis J. Alexander is the Lead Portfolio Manager of and is primarily responsible for the day-to-day management of the Jacob Wisdom Fund. He has served as Lead Portfolio Manager of the Jacob Wisdom Fund since its inception in 2010, and of the Predecessor Wisdom Fund from December 1, 2009 through February 17, 2010 (the date the Predecessor Wisdom Fund was reorganized into the Jacob Wisdom Fund). He is also a Co-Portfolio Manager of the Jacob Internet Fund and Jacob Small Cap Growth Fund. He was Chief Portfolio Manager of The Internet Fund, Inc. from October 21, 1996 (inception) through December 19, 1997 and thereafter was a portfolio manager of that fund while Mr. Jacob served as Chief Portfolio Manager. Mr. Alexander was a portfolio manager with Lepercq, de Neuflize & Co. Inc. from May 1998 to March 2002. He has served as President of Alexander Capital Management, Inc. since 1985. Mr. Alexander received his Bachelor of Arts from Notre Dame University and his Master of Business Administration from St. John’s University. Mr. Alexander has over 43 years of investment experience.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of Fund shares.

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Adviser’s Fees

Jacob Internet Fund:  Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 1.25% of the Fund’s annual average daily net assets up to $500 million, and 1.00% of the Fund’s annual average daily net assets over $500 million. The Adviser has contractually agreed, through at least January 2, 2017, to waive its advisory fees in an amount up to an annual rate of 0.10% of the average daily net assets, to the extent that the Jacob Internet Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.95% of average daily net assets for the Fund. Pursuant to its fee waiver agreement for the Jacob Internet Fund, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived. Please note that the maximum annual waiver is 0.10%, which means that the Fund’s overall expenses could exceed 2.95%. This waiver agreement may only be terminated by the Board.

Jacob Small Cap Growth Fund: Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 0.90% of the Fund’s annual average daily net assets up to $500 million, and 0.75% of the Fund’s annual average daily net assets over $500 million. The Adviser has contractually agreed, through at least January 2, 2017, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.25% or 1.95% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Please note that the maximum waiver is 0.90%, which means that it is possible that the Jacob Small Cap Growth Fund’s overall expenses could exceed 2.25% for Investor Class shares or 1.95% for Institutional Class shares. Pursuant to its fee waiver agreement with the Jacob Small Cap Growth Fund, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived.

Jacob Micro Cap Growth Fund: Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 1.20% of the Fund’s annual average daily net assets up to $500 million, and 0.95% of the Fund’s annual average daily net assets over $500 million. The Adviser has contractually agreed, through at least January 2, 2017, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.45% or 2.15% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Please note that the maximum waiver is 1.20%, which means that it is possible that the Jacob Micro Cap Growth Fund’s overall expenses could exceed 2.45% for Investor Class shares or 2.15% for Institutional Class shares. Pursuant to its fee waiver agreement with the Jacob Micro Cap Growth Fund, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived.

Jacob Wisdom Fund: Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 0.50% of the Fund’s annual average daily net assets up to $500 million, and 0.40% of the Fund’s annual average daily net assets over $500 million. The Adviser has contractually agreed, through at least January 2, 2017, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) would exceed 1.95% of average daily net

32

assets for the Fund. Please note that the maximum annual waiver is 0.50%, which means that it is possible that the Jacob Wisdom Fund’s overall expenses could exceed 1.95%, as is currently the case. Pursuant to its fee waiver agreement for the Jacob Wisdom Fund, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement for the Jacob Internet Fund, Jacob Small Cap Growth Fund, Jacob Micro Cap Growth Fund and Jacob Wisdom Fund is available in the Funds’ semi-annual report to shareholders for the six-month period ended February 28, 2015.

PURCHASE OF FUND SHARES

Each Fund sells (and redeems) its shares on a continuous basis at NAV and does not apply any front-end or back-end sales charges. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. Your purchase will be calculated at the next determined NAV after U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) receives your request in good order.

Shares of the Funds have not been registered for sale outside the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Funds have established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Funds are required to obtain the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name

•	Date of birth (individuals only)

•	Social Security or tax identification number

•	Permanent street address (Addresses containing only a P.O. Box will not be accepted)

•	Accounts opened by entities, such as corporations, companies or trusts, will require additional documentation

Please note that if any information listed above is missing, your application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application as part of the Funds’ Anti-Money Laundering Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-888-JACOB-FX (1-888-522-6239).

Minimum Investments. To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor’s Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only require $1,000 to start. Once you have an account with a Fund, you may make additional investments in Investor Class shares in amounts as low as $100.

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To purchase Institutional Class shares, you need to invest at least $1,000,000 initially. Once you have an account with a Fund, you may make additional investments in Institutional Class shares in amounts as low as $1,000.

The Funds reserve the right to vary the initial and subsequent minimum investment requirements at any time, to reject any purchase or exchange request, or to suspend the offering of its shares at any time.

Market Timing Policy

The Funds prohibit short-term or excessive trading, often referred to as “market timing.” Market timing may interfere with the efficient management of a Fund’s portfolio, materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Some securities in which the Funds have authority to invest, such as foreign securities or thinly traded securities, could subject the Funds to additional market timing risks as described below. In order to reduce the risks of market timing, the Funds will take steps to deter and detect short-term or excessive trading pursuant to the Funds’ market timing policies as described in this prospectus and approved by the Board.

A short-term trading redemption fee is assessed on any Fund shares, except those shares received from reinvested distributions, in a Fund account that are sold (by redemption, whether voluntary or involuntary) within 30 days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and the shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds.

The redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. The redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against an investor’s account. A shareholder is subject to the 2% redemption fee whether they are a direct shareholder of a Fund or investing indirectly in a Fund through a financial intermediary such as a broker-dealer, an investment adviser, an administrator or trustee of an Internal Revenue Service (“IRS”) recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with a Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect a Fund’s redemption fee on the Fund’s behalf from their customers’ accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds. The Funds will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. To the extent required by applicable regulation, the Funds or the Transfer Agent enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. Shareholders investing in Fund shares through a financial intermediary should contact their financial intermediary (or, in the case of a 401(k) retirement plan, the plan sponsor) for more information on any differences in how the redemption fee is applied to investments in the Funds.

In addition, the Adviser monitors shareholder transactions into and out of the Funds to identify activity that could be deemed to be ‘market timing.’ If a Fund or its agents conclude that a shareholder’s trading may be detrimental to the Fund, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases and redemptions. Transactions placed in

34

violation of the Funds’ market timing policy are not necessarily deemed received in good order by the Funds and may be cancelled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders are subject to the market timing policy whether they are direct shareholders of a Fund or investing indirectly in a Fund through a financial intermediary such as a broker-dealer, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Funds will monitor certain transactions through financial intermediaries and encourage financial intermediaries to apply the Funds’ market timing policy to their customers who invest indirectly in a Fund, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing policy with respect to customers of financial intermediaries. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing policy.

Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

The Funds also have the authority to invest in foreign securities that are traded on foreign exchanges or securities that are thinly traded. To the extent a Fund invests in these types of securities, the Fund may be exposed to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change of the value of a fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as ‘arbitrage market timing.’ For example, a Fund may hold portfolio securities that are traded on a foreign exchange that closes prior to the time that the Fund sets its NAV. If an event that affects the value of that foreign security occurs prior to the time that a Fund sets its NAV, the closing price of the foreign security may not accurately represent the value of the foreign security at the time the Fund sets its NAV. Likewise, if a security is thinly traded, the closing price of that security may not accurately represent the market value of that security at the time a Fund sets its NAV. There is the possibility that such ‘arbitrage market timing’ trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs that do not reflect the appropriate fair value prices of those portfolio securities. To reduce the risk of arbitrage market timing, the Funds have procedures to determine the fair value of a portfolio security if there is an indication that, for example, a closing price on a foreign market or closing price of a thinly traded security may not reflect the accurate fair market value of the security.

How To Open An Account:

•	$2,500 minimum for Investor Class shares; $1,000,000 minimum for Institutional Class shares.

•	$1,000 minimum for IRA, UGMA, 401K, other retirement accounts, and accounts establishing an Automatic Investment Plan for Investor Class shares.

•	The Funds may, but are not required to, accept initial investments below the minimums.

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By Mail

Complete and sign the New Account Application and make a check payable to Jacob Funds Inc.

Mail to: Jacob Funds Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail to: Jacob Funds Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

All purchases by check should be in U.S dollars drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, credit card checks, Treasury checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept post dated checks or any conditional order or payment.

NOTE: The Transfer Agent charges a $25 fee for any returned checks. You will be responsible for any losses suffered by a Fund as a result.

By Wire

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone at 1-888-JACOB-FX to make arrangements with a telephone service representative to submit your completed application via mail or overnight delivery. Upon receipt of your application in good form, your account will be established and a service representative will contact you within 24 hours to provide an account number.

Your purchase request should be wired through the Federal Reserve Bank as follows:

U.S. Bank, N.A. 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA Number: 075000022	Credit: U.S. Bancorp Fund Services, LLC Account Number: 112-952-137 Further credit: Your Fund name Your account name and account number

Wired funds must be received prior to 4:00 p.m. (Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Purchase Additional Shares:

By Mail

You may add to your account at any time by mailing the remittance form which is attached to your individual account statement along with any subsequent investments. All requests must include your account registration and account number in order to assure that your funds are credited properly.

By Wire

Before sending your wire, please contact the Transfer Agent at 1-888-JACOB-FX to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Please follow the wiring instructions detailed in the earlier section How To Open An Account.

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By Telephone

If you have completed the appropriate section of the New Account Application or if you make subsequent arrangements in writing, and your account has been open for 15 days, you may purchase additional shares by telephoning the Funds toll-free at 1-888-JACOB-FX. This option allows investors to move money from their pre-designated bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your order before the close of regular trading on that date. You may not use telephone transactions for your initial purchase of Fund shares.

The Funds may alter, modify or terminate the telephone purchase option at any time. The minimum amount that can be transferred by telephone is $100. For more information about telephonic transactions, please call the Funds at 1-888-JACOB-FX.

By Internet

This option allows you to purchase additional shares directly through the Funds’ website at www.jacobmutualfunds.com. To choose this option, complete the appropriate section of the New Account Application or make subsequent arrangements by submitting a written request. Only bank accounts held at a domestic institution which is an ACH member may be used for Internet transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your order before the close of regular trading on that date. You may not use Internet transactions for your initial purchase of Fund shares.

The Funds may alter, modify or terminate the Internet purchase option at any time. The minimum amount that can be transferred by Internet is $100. For more information about Internet transactions, please call the Funds at 1-888-JACOB-FX.

By Automatic Investment Plan

You may purchase additional shares of a Fund in amounts of $100 or more through an Automatic Investment Plan which allows monies to be deducted directly from your checking or savings accounts to invest in the Fund. You may make automatic investments on a monthly basis.

You are eligible for this plan if your bank account is maintained at a domestic financial institution which is an ACH member. If your financial institution rejects your payment, a $25 fee will be charged to your account. Any change to or termination of your Automatic Investment Plan should be made 5 days prior to the effective date in writing or by contacting the Transfer Agent at 1-888-JACOB-FX.

The Funds may alter, modify or terminate the Automatic Investment Plan at any time. For information about participating in the Automatic Investment Plan, please call the Funds at 1-888-JACOB-FX.

Investing Through Brokers or Agents. You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. Investors may be charged a separate fee by a broker or agent. The broker or agent may also set their own initial and subsequent investment minimums.

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Retirement Plans. Investor Class shares of the Funds are available for use in tax-deferred retirement plans such as:

•	IRAs,

•	employer-sponsored defined contribution plans (including 401(k) plans), and

•	tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

For more information on IRA accounts and to receive an IRA application and disclosure statement, please call 1-888-JACOB-FX.

Receipt of Orders. Shares may only be purchased on days the Funds are open for business (generally the same days that the New York Stock Exchange is open for business). If you are paying with federal funds (wire), your order will be considered received when U.S. Bank, N.A. receives the federal funds. When making a purchase request in writing, make sure your request is in good order. “Good order” means your letter of instruction includes:

•	the name of the Fund

•	the dollar amount of shares to be purchased

•	purchase application or investment slip

•	check payable to Jacob Funds Inc.

Timing of Requests. All requests received in good order by the Transfer Agent before 4:00 p.m. (Eastern time) will be executed on that same day. The Funds or their service providers have also entered into arrangements authorizing certain financial intermediaries (or their agents) to accept purchase and redemption orders for Fund shares. Purchases through an authorized intermediary or agent will be executed on the same day, provided the authorized intermediary or agent receives in good order the request before 4:00 p.m. (Eastern time). Requests received after 4:00 p.m. (Eastern time) by the Transfer Agent or an authorized intermediary or agent will be processed at the next determined NAV on the following business day.

Unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

REDEMPTION OF FUND SHARES

When Redemption Proceeds Are Sent to You. You may redeem your shares on any day a Fund is open for business (generally the same days that the New York Stock Exchange is open for business). Once the Transfer Agent or an authorized intermediary or agent receives in good order your redemption request, your request will be processed at the next determined NAV. If you purchase shares by check or ACH transfer and request a redemption soon after the purchase, the Funds will honor the redemption request, but will not mail the proceeds until your purchase has cleared (usually within 10 calendar days). If you make a purchase by check or ACH transfer that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

A redemption request received in good order before 4:00 p.m. (Eastern time) will normally be sent to the bank account of record or mailed to your address of record on the following business day. Credit for

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redemption proceeds sent via ACH transfer may not be available for 2 business days thereafter. In no event will proceeds be wired, mailed or transferred through the ACH system more than 7 days after the Transfer Agent receives in good order a redemption request. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

The Funds and the Transfer Agent each reserve the right to refuse a wire, telephone or Internet redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire, telephone or Internet may be modified or terminated at any time by the Funds.

How To Redeem Shares:

By Mail

Send written redemption requests to:

Jacob Funds Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

If a redemption request is inadvertently sent to the Funds at their corporate address, it will be forwarded to the Transfer Agent and the effective date of redemption will be delayed until the request is received by the Transfer Agent.

The Funds cannot honor any redemption requests with special conditions or which specify an effective date.

When making a redemption request, make sure your request is in good order. “Good order” means your letter of instruction includes:

•	the name of the Fund

•	the number of shares or the dollar amount of shares to be redeemed

•	the account registration and account number

•	signatures of all registered shareholders exactly as the shares are registered with signature(s) guaranteed if applicable

Account Registration	Signature Requirements
Individual, Joint Tenants, Sole Proprietorship, Custodial (UGMA), General Partners	Redemption requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations, Associations	Redemption request and a corporate resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).
Trusts

Redemption request signed by the Trustee(s), with a signature guarantee. (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)

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By Telephone

If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing your Fund by telephone at 1-888-JACOB-FX. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 generally must be made in writing. A signature guarantee or other acceptable signature verification may be requested of all shareholders in order to change redemption privileges.

By Internet

If you are set up to perform Internet transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Funds’ website at www.jacobmutualfunds.com. You must redeem at least $100 for each internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee or other acceptable signature verification may be requested of all shareholders in order to change redemption privileges.

By Systematic Withdrawal Plan

If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Funds’ systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the withdrawal schedule you select. To select the systematic withdrawal option, you must check the appropriate box on the New Account Application. The minimum systematic withdrawal amount is $100. A check will be issued to the Address of Record or you can choose to have the proceeds transferred from your Fund account to the account you choose on your account application form. Your bank must be a member of the Automated Clearing House network (ACH). You may change your payment amount or terminate your participation in writing or by contacting the Transfer Agent at 1-888-JACOB-FX 5 days prior to the effective date.

If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

For further details about this service, see the New Account Application or call the Funds at 1-888-JACOB-FX.

Electronic Transfers. The proceeds of a redemption can be sent directly to your bank account via wire or ACH transfer. You can elect these options by completing the appropriate section of the New Account Application or making subsequent arrangements in writing. In order to arrange for redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Funds at the address listed above. If the proceeds are sent by wire, the Transfer Agent will assess a wire fee (currently $15). If money is moved via ACH transfer, you will not be charged by the Funds for these services. There is a $100 minimum per transfer.

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In order to arrange for a redemption by wire or ACH transfer, or to change the bank account designated to receive redemption proceeds after an account has been opened, a written request must be sent to the Funds at the address listed in the section on How To Open An Account. A signature guarantee or other acceptable signature authentication may be required. The request should be received no later than 5 days prior to the effective date of the transaction.

Telephone/Internet Requests. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone or Internet instructions for redemptions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone and Internet instructions are genuine such as requesting that a shareholder provide:

Telephone • the name in which the account is registered, and • the Fund account number and his/her social security number.	Internet • the Fund account number and social security number, and • his/her Personal Identification Number (PIN) which can be established on the website.

If the Funds fail to follow these reasonable procedures, they may be liable for any loss due to unauthorized or fraudulent transactions. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.   Telephone and Internet redemptions may be difficult during periods of drastic economic or market changes. If you are unable to contact the Funds by telephone or Internet, you may also redeem shares by mail following the instructions above. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be cancelled or modified.

IRA Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance: 1-888-JACOB-FX.

Signature Guarantees. Signature guarantees, from either a Medallion program member or a non-Medallion program member, generally are needed:

•	For redemptions requests over $50,000

•	When redemption proceeds are payable or sent to any person, address or bank account not on record

•	When ownership is being changed on your account

•	For written requests to wire redemption proceeds (if not previously authorized on the account)

•	If a change of address was received by the Transfer Agent within the last 15 calendar days

The Funds and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings

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associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Call the Funds at 1-888-JACOB-FX for more information.

Redemptions In-Kind. If your redemption request exceeds the lesser of $250,000 or 1% of the NAV (an amount that would affect Fund operations), each Fund reserves the right to make a “redemption in-kind.” A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as a Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of a Fund’s portfolio. The Funds will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and your basis in the Fund shares redeemed.

Accounts with Low Balances. Due to the high cost of maintaining Investor Class accounts with low balances, the Funds may mail you a notice if your account falls below $2,500, or $1,000 for IRA, UGMA, 401K, other retirement accounts and accounts with an Automatic Investment Plan, other than as a result of a decline in the value per share of a Fund, requesting that you bring the account back up to the required minimum or close it out. If you do not respond to the request within 30 days, the Funds may close your account and send you the proceeds.

EXCHANGE OF FUND SHARES

Shareholders of record may exchange shares of any Jacob Fund for shares of any other Jacob Fund on any business day by contacting the Transfer Agent or their financial institution or intermediary. The financial institution or intermediary will contact the Transfer Agent to complete the exchange. Shareholders who have established telephone exchange privileges on their account may make a telephone request to exchange shares for an additional $5 fee. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days’ notice. Exchanges are generally made only between identically registered accounts and within the same share class. Any exchange involving a change in ownership will require a written request with signature(s) guaranteed. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and STAMP. A notary public is not an acceptable signature guarantor. Exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Jacob Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

Conversion Feature. Subject to the Advisor’s approval, if shareholders currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and shareholders are not subject to the redemption fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-888-JACOB-FX.

PRICING OF FUND SHARES

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How NAV is Determined. The NAV is equal to the value of a Fund’s securities, cash and other assets less all expenses and liabilities divided by the number of shares outstanding. The NAV is determined once daily on Monday through Friday as of the close of business of the New York Stock Exchange (generally 4 p.m., Eastern Standard time) on each day that the Funds are open (generally, the same days that the New York Stock Exchange is open). If the New York Stock Exchange closes at a different time, or if an emergency exists, the NAV may be calculated at a different time. The Funds do not determine NAV on the following holidays:

• New Year’s Day	• Good Friday	• Labor Day
• Martin Luther King, Jr. Day	• Memorial Day	• Thanksgiving Day
• Presidents’ Day	• Independence Day	• Christmas Day

The Funds’ portfolio securities traded on exchanges are valued each day at the last reported sales price on each security’s principal exchange, except those traded on the Nasdaq National Market and Capital Market exchanges (“Nasdaq”). Securities traded on the Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available or not reliable, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board of Directors. A Fund will also value a security at fair value if a significant event that materially affects the value of the security occurs after the last available sale price of the security, but before the Fund calculates its NAV.

The fair value procedures are also used to limit the Funds’ possible exposure to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a Fund’s portfolio holdings and the reflection of the change in the NAV of the Fund’s shares. For example, if a Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund sets its NAV and an event that may effect the value of that foreign security occurs after the foreign market close, the Adviser will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the fair market value of the foreign security at the time that the Fund sets its NAV. If the Adviser determines the price at the foreign market close does not accurately reflect the fair market value of the foreign security when a Fund sets its NAV, the Adviser will take steps to determine the fair market value of the security.

To the extent that the Adviser determines the fair market value of a security, it is possible that the fair market value determined by the Adviser will not exactly match the market price of the security when the security is sold by a Fund. The Funds may use independent pricing services to assist in calculating the NAV. In addition, if a Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an

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income dividend or a capital gains distribution. For a discussion of the taxation of dividends or distributions, see “Tax Consequences.”

The net investment income of a Fund for each business day is determined immediately prior to the determination of NAV. Shares of the Funds earn dividends on the business day their purchase is effective but not on the business day their redemption is effective.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Choosing a Distribution Option. A shareholder may elect to receive distributions of dividends and/or capital gains in cash or to have such distributions reinvested in additional shares of a Fund. Both dividends and capital gains will be automatically reinvested in additional shares of a Fund unless the investor has elected to receive either type of distribution in cash. If you wish to change your distribution option please write or call the Transfer Agent at 1-888-JACOB-FX at least 5 days prior to the record date for the next distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost

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basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. While the Funds do not generally sell shares to investors residing outside the United States, any non-U.S. investors that did acquire shares may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of the U.S.-owed foreign investment accounts: (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

DISTRIBUTION ARRANGEMENTS

Distributor and 12b-1 Plan.  Quasar Distributors, LLC (the “Distributor”) has entered into an agreement with the Funds to serve as the Funds’ distributor.

Jacob Internet Fund:   The Distributor is paid an annual distribution fee of 0.10% of the average daily net assets of the Jacob Internet Fund (the “Distribution Fee”) under the terms of the Fund’s Rule 12b-1 Plan. This fee is used to compensate the Distributor and, at the direction of the Adviser, to pay

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promotional and advertising expenses related to the distribution of the Jacob Internet Fund’s shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, the fee will be used to compensate financial intermediaries for providing distribution assistance with respect to the sale of Jacob Internet Fund shares. See “Investment Advisory and Other Services” in the Statement of Additional Information.

The Jacob Internet Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Internet Fund Plan”). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Internet Fund Plan permitted by Rule 12b-1. Pursuant to the Internet Fund Plan, the Jacob Internet Fund compensates the Adviser with an annual service fee of 0.25% of the Fund’s average daily net assets for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining shareholder accounts. In addition, the Adviser may use the fee to compensate parties with which it has written agreements and whose clients own shares of the Jacob Internet Fund for providing servicing to their clients (“shareholder servicing”). As noted above, the Internet Fund Plan also provides for an annual Distribution Fee used to provide promotional support to the Jacob Internet Fund and to make payments to broker-dealers and other financial institutions whose clients are Fund shareholders. The Distribution Fee is an “asset based sales charge” and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). Because these fees are paid out of the Jacob Internet Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Internet Fund Plan may not be waived for individual shareholders.

Jacob Small Cap Growth Fund, Jacob Micro Cap Growth Fund and Jacob Wisdom Fund:  The Jacob Small Cap Growth Fund, Jacob Micro Cap Growth Fund and Jacob Wisdom Fund have adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Growth and Wisdom Funds Plan”). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Growth and Wisdom Funds Plan permitted by Rule 12b-1. Pursuant to the Growth and Wisdom Funds Plan, the Funds make payments to the distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis (for Investor Class shares only). With respect to the Wisdom Fund only, the Board has determined to reduce such fees payable under the Growth and Wisdom Funds Plan from 0.35% to 0.15% through at least January 2, 2017. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by FINRA. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Growth and Wisdom Funds Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their provision of specialized purchase and redemption procedures. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than it is to investors who invest in a Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

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HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-522-6239 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

NOTICE OF PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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FINANCIAL HIGHLIGHTS:
JACOB INTERNET FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.

INVESTOR CLASS SHARES

	Year ended August 31,
	2015	2014	2013	2012	2011
Per Share Data: Net asset value, beginning of year	$4.51	$3.81	$3.03	$2.95	$2.28
Income (loss) from investment operations: Net investment loss(1)	(0.08)	(0.09)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.79	0.85	0.14	0.75
Total from investment operations	(0.11)	0.70	0.78	0.08	0.67
Less distributions from net realized gain	(0.44)	—	—	—	—
Paid in capital from redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$3.96	$4.51	$3.81	$3.03	$2.95
Total return	(2.14)%	18.37%	25.74%	2.71%	29.39%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$38,860	$45,546	$40,033	$39,983	$41,266
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	2.46%	2.42%	2.66%	2.87%	2.69%
Ratio of net operating expenses (after waiver or recoupments) to average net assets(2)	2.46%	2.42%	2.66%	2.87%	2.82%
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(1.93)%	(2.00)%	(2.05)%	(1.99)%	(2.53)%
Ratio of net investment loss (after waiver or recoupments) to average net assets(2)	(1.93)%	(2.00)%	(2.05)%	(1.99)%	(2.66)%
Portfolio turnover rate	50%	56%	44%	56%	52%

(1) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2) The Adviser has contractually agreed, through at least January 2, 2017, to waive its advisory fees in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s expense ratio exceeds 2.95% (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses). All eligible previously waived expenses under this agreement were recouped by the Adviser during the year ended August 31, 2011.

(3) Less than $0.01 per share.

48

FINANCIAL HIGHLIGHTS:
JACOB SMALL CAP GROWTH FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES

	Year Ended August 31,		November 12, 2012(1) through August 31,
	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$19.01	$17.67	$12.94
Income (loss) from investment operations:
Net investment loss(2)	(0.36)	(0.35)	(0.22)
Net realized and unrealized gain on investment transactions	0.30 (3)	1.69	4.95
Total from investment operations	(0.06)	1.34	4.73
Net asset value, end of period	$18.95	$19.01	$17.67
Total return	(0.32)%	7.58%	36.55	%(4)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$9,367	$10,164	$10,131
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	2.17%	2.25%	2.32	%(5)
Ratio of net operating expenses (after waiver or reimbursements) to average net assets(6)	1.95%	1.95%	1.95	%(5)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(2.00)%	(2.16)%	(2.20	)%(5)
Ratio of net investment loss (after waiver or reimbursements) to average net assets(5)	(1.78)%	(1.86)%	(1.83	)%(5)
Portfolio turnover rate	84%	86%	81	%(4)

(1) Commencement of operations of the Small Cap Growth Fund Institutional Class. The Class I shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) was reorganized into Institutional Class shares of the Small Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser of the Jacob Small Cap Growth Fund II changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3) Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of operations.

49

(4) Not annualized.

(5) Annualized.

(6) The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 1.95% (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses).

INVESTOR CLASS SHARES

	Year Ended August 31,
	2015		2014		2013(1)		2012		2011
Per Share Data:
Net asset value, beginning of period	$18.91		$17.63		$13.87		$15.12		$10.90
Income (loss) from investment operations:
Net investment loss(2)	(0.43)		(0.40)		(0.35)		(0.47)		(0.55)
Net realized and unrealized gain (loss) on investment transactions	0.30	(3)	1.68		4.11		(0.15)		4.75
Total from investment operations	(0.13)		1.28		3.76		(0.62)		4.20
Less distributions from net investment income	—		—		—		(0.63)		—
Paid in capital from redemption fees	0.03		0.00	(4)	0.00	(4)	0.00	(4)	0.02
Net asset value, end of year	$18.81		$18.91		$17.63		$13.87		$15.12
Total return	(0.53)%		7.26%		27.11%		(3.75)%		38.72%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$9,246		$6,480		$7,236		$5,384		$7,013
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	2.48%		2.59%		2.97%		4.28%		4.45%
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	2.25	%(5)	2.25	%(5)	2.47	%(5)(6)	3.38	%(6)	3.55	%(6)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(2.31)%		(2.51)%		(2.86)%		(4.27)%		(4.44)%
Ratio of net investment loss (after waiver or reimbursements) to average net assets	(2.08	)%(5)	(2.17	)%(5)	(2.36	)%(5)(6)	(3.37	)%(6)	(3.54	)%(6)
Portfolio turnover rate	84%		86%		81%		78%		103%

(1) On November 12, 2012, Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) were reorganized into Investor Class shares of the Small Cap Growth Fund. Activity after November 12, 2012 reflects the Funds’ combined operations.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of operations.

(4) Amount is less than $0.01.

(5) The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25% , excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

 (6) The Adviser had contractually agreed, through November 11, 2012, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s daily net assets to the extent that the Fund’s gross operating expense ratio exceeded 2.45%.

50

FINANCIAL HIGHLIGHTS:
JACOB MICRO CAP GROWTH FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended November 30, 2012, the period from December 1, 2012 through August 31, 2013, and the fiscal years ended August 31, 2014 and 2015 has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request. Information for the fiscal years ended November 30, 2010 and 2011 was audited by another independent registered public accounting firm.

Information for the fiscal years ended November 30, 2010 and 2011, and the period from December 1, 2011 through November 11, 2012 is the financial history of the Fund’s predecessor, the Jacob Micro Cap Growth Fund (formerly PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly PineBridge Mutual Funds), which has been reorganized into the Fund.

INSTITUTIONAL CLASS SHARES

	Year ended August 31,				Nine Months ended August 31,		Year ended November 30,
	2015		2014		2013	*	2012	(1)	2011	(1)	2010	(1)
Per Share Data:
Net asset value, beginning of period	$20.65		$25.31		$19.11		$18.19		$17.82		$13.18
Income (loss) from investment operations:
Net investment loss(2)	(0.32)		(0.45)		(0.27)		(0.31)		(0.30)		(0.20)
Net realized and unrealized gain on investment transactions	0.67		0.75		6.47		1.23		0.67		4.84
Total from investment operations	0.35		0.30		6.20		0.92		0.37		4.64
Less distributions from net realized gain	(4.14)		(4.96)		—		—		—		—
Net asset value, end of period	$16.86		$20.65		$25.31		$19.11		$18.19		$17.82
Total return	2.23%		0.11%		32.44	%(3)	5.06%		2.08%		35.20%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$8,651		$9,979		$10,800		$40,666		$50,065		$51,300
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	2.97%		2.79%		3.01	%(4)	2.12%		1.79%		1.89%
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	2.15	%(5)	2.15	%(5)	2.28	%(4)(5)	1.72	%(5)(6)	1.60	%(6)	1.60	%(6)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(2.51)%		(2.61)%		(2.46	)%(4)	(1.95)%		(1.72	)%(7)	(1.64	)%(7)
Ratio of net investment loss (after waiver or reimbursements) to average net assets	(1.69	)%(5)	(1.97	)%(5)	(1.73	)%(4)(5)	(1.55	)%(5)(6)	(1.53	)%(6)	(1.35	)%(6)
Portfolio turnover rate	84%		66%		40	%(3)	115%		165%		216%

* The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1) The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On

51

July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class I shares.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3) Not annualized

(4) Annualized.

(5) The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6) Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.60% of the Fund’s average daily net assets.

(7) Unaudited.

INVESTOR CLASS SHARES

	Year ended August 31,				Nine Months ended August 31,		Year ended November 30,
	2015		2014		2013	*	2012	(1)	2011	(1)	2010	(1)
Per Share Data:
Net asset value, beginning of period	$19.73		$24.47		$18.51		$17.68		$17.36		$12.88
Income (loss) from investment operations:
Net investment loss(2)	(0.35)		(0.49)		(0.37)		(0.37)		(0.35)		(0.25)
Net realized and unrealized gain on investment transactions	0.63		0.71		6.33		1.20		0.67		4.73
Total from investment operations	0.28		0.22		5.96		0.83		0.32		4.48
Less distributions from net realized gain	(4.14)		(4.96)		—		—		—		—
Paid in capital from redemption fees(3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$15.87		$19.73		$24.47		$18.51		$17.68		$17.36
Total return	1.93%		(0.25)%		32.20	%(4)	4.69%		1.84%		34.78%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,603		$2,958		$3,573		$4,356		$9,339		$9,282
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	3.32%		3.14%		3.65	%(5)	2.47%		2.12%		2.24%
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	2.45	(6)	2.45	%(6)	2.63	%(5)(6)	2.07	%(6)(7)	1.88	%(7)	1.90	%(7)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(2.86)%		(2.96)%		(3.34	)%(5)	(2.30)%		(2.05	)%(8)	(2.01	)%(8)
Ratio of net investment loss (after waiver or reimbursements) to average net assets	(1.99	)%(6)	(2.27	)%(6)	(2.32	)%(5)(6)	(1.90	)%(6)(7)	(1.81	)%(7)	(1.67	)%(7)
Portfolio turnover rate	84%		66%		40	%(4)	115%		165%		216%

* The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1) The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management

52

of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class R shares.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3) Less than $0.01 per share

(4) Not annualized

(5) Annualized.

(6) The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7) Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.90% of the Fund’s average daily net assets.

(8) Unaudited.

53

FINANCIAL HIGHLIGHTS:
JACOB WISDOM FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.

INVESTOR CLASS SHARES

	Year ended August 31,
	2015		2014		2013	2012	2011

Per Share Data:
Net asset value, beginning of year	$12.29		$10.62		$9.96	$8.81	$7.65
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(1)	(0.02	)(2)	0.20 (2)	0.16 (2)	0.08 (2)
Net realized and unrealized gain (loss) on investment transactions	(0.02	)(3)	1.88		0.62	1.08	1.10
Total from investment operations	(0.05)		1.86		0.82	1.24	1.18
Less distributions:
From net investment income	—		(0.19)		(0.16)	(0.09)	—
From net realized gain	—		—		—	—	(0.02)
Total distributions	—		(0.19)		(0.16)	(0.09)	(0.02)
Net asset value, end of year	$12.24		$12.29		$10.62	$9.96	$8.81
Total return	(0.41)%		17.60%		8.40%	14.08%	15.40%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$10,469		$11,278		$10,692	$10,642	$10,415
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	2.36%		2.39%		2.45%	2.84%	2.82%
Ratio of net operating expenses (after waiver or reimbursements) to average net assets(4)	1.95%		1.95%		1.95%	2.34%	2.32%
Ratio of net investment income (loss) (prior to waiver or reimbursements) to average net assets	(0.66)%		(0.67)%		1.33%	1.07%	0.54%
Ratio of net investment income (loss) (after waiver or reimbursements) to average net assets(4)	(0.25)%		(0.23)%		1.83%	1.57%	1.04%
Portfolio turnover rate	22%		23%		28%	20%	14%

(1) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.

(2) Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences

(3) Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investment transactions varies from the amount shown in the statement of operations

(4) The Adviser has contractually agreed, effective February 18, 2010 through January 2, 2016 to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 1.95% , excluding interest, taxes, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

54

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public Accounting Firm
BBD, LLP

Jacob Internet Fund Jacob Small Cap Growth Fund Jacob Micro Cap Growth Fund Jacob Wisdom Fund each, a series of Jacob Funds Inc.
A Statement of Additional Information (SAI), dated January 4, 2016, and the Funds’ Annual and Semi-Annual Reports include additional information about the Funds and their investments and are incorporated by reference into this prospectus. The Funds’ Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year. You may obtain the SAI and the Annual and Semi-Annual Reports without charge on the Funds’ website (www.jacobmutalfunds.com) or by calling the Funds at 1-888-JACOB-FX. To request other information or to make inquiries, please call your financial intermediary or the Funds. The Funds’ SAI is incorporated by reference into this prospectus.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission’s Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information on the EDGAR database. These materials can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or sending an e-mail to publicinfo@sec.gov.

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Registration No. 811-09447
Prospectus January 4, 2016

JACOB INTERNET FUND
Investor Class Shares (JAMFX)

JACOB SMALL CAP GROWTH FUND
Investor Class Shares (JSCGX)
Institutional Class Shares (JSIGX)

JACOB MICRO CAP GROWTH FUND
Investor Class Shares (JMCGX)
Institutional Class Shares (JMIGX)

JACOB WISDOM FUND
Investor Class Shares (JWSFX)

series of Jacob Funds Inc.

STATEMENT OF ADDITIONAL INFORMATION

January 4, 2016

Jacob Funds Inc. is an open-end management investment company that is comprised of separate and distinct series, representing separate portfolios of investments.  This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds’ Prospectuses, dated January 4, 2016 (the “Prospectuses”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses, which may be obtained without charge by calling the Funds toll-free at 1-888-JACOB-FX.  The material relating to the purchase, redemption, exchange and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Funds’ Prospectuses.

This Statement of Additional Information is incorporated by reference into the Prospectuses in its entirety.

TABLE OF CONTENTS

I.	FUND HISTORY	1
II.	DESCRIPTION OF THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS	1
III.	MANAGEMENT OF THE FUNDS	27
IV.	CODE OF ETHICS	31
V.	PROXY VOTING POLICIES	31
VI.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	32
VII.	INVESTMENT ADVISORY AND OTHER SERVICES	34
VIII.	PORTFOLIO MANAGERS	41
IX.	BROKERAGE ALLOCATION AND OTHER PRACTICES	42
X.	CAPITAL STOCK	44
XI.	PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES	44
XII.	TAXATION OF THE FUNDS	44
XIII.	ANTI-MONEY LAUNDERING PROGRAM	60
XIV.	PERFORMANCE COMPARISONS	61
XV.	FINANCIAL STATEMENTS	61

i

I.	FUND HISTORY

Jacob Internet Fund (the “Internet Fund”), Jacob Small Cap Growth Fund (the “Small Cap Fund”),  Jacob Micro Cap Growth Fund (the “Micro Cap Fund”) and Jacob Wisdom Fund (the “Wisdom Fund”) are series of Jacob Funds Inc. (the “Company”).  The Company is a Maryland corporation and was incorporated in Maryland on July 13, 1999.

The Small Cap Fund was created to acquire the assets and liabilities of the shares of the Rockland Small Cap Growth Fund (the “Predecessor Small Cap Fund”), a series of The Rockland Funds Trust.  Institutional Class shares of the Small Cap Fund were added to acquire the assets and liabilities of the Class I shares of the Jacob Small Cap Growth Fund II (formerly PineBridge US Small Cap Growth Fund), a series of Jacob Funds II (formerly PineBridge Mutual Funds).  The Micro Cap Fund was created to acquire the assets and liabilities of the shares of the Jacob Micro Cap Growth Fund (formerly PineBridge US Micro Cap Growth Fund), a series of Jacob Funds II (the “Predecessor Micro Cap Fund”).  The Wisdom Fund was created to acquire the assets and liabilities of the shares of the Wisdom Fund (the “Predecessor Wisdom Fund”), a series of New Providence Investment Trust.  The Predecessor Small Cap Fund, Predecessor Micro Cap Fund and Predecessor Wisdom Fund, for purposes of the reorganizations, are considered the accounting survivors and, accordingly, certain financial history of the Predecessor Small Cap Fund, Predecessor Micro Cap Fund and Predecessor Wisdom Fund are included in this SAI.

II.	DESCRIPTION OF THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

A. INVESTMENT STRATEGIES AND RISKS

The Internet Fund’s primary investment objective is long-term growth of capital and a secondary objective is current income. The Internet Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its assets in the securities of companies engaged in Internet and Internet-related industries.  For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements.  The Fund does not, however, intend to borrow money for the purpose of making investments.

The Small Cap Fund’s investment objective is long-term growth of capital.  The Small Cap Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in small capitalization companies.  Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase.  For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements.  The Fund does not, however, intend to borrow money for the purpose of making investments.

The Micro Cap Fund’s investment objective is long-term growth of capital.  The Micro Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in micro capitalization companies.  Micro capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) of (1) less than or equal to $600 million; or (2) within the capitalization range of the Russell Micro Cap® Growth Index at the time of purchase.  For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements.  The Fund does not, however, intend to borrow money for the purpose of making investments.

The Wisdom Fund’s investment objective is to maximize total investment return consisting of a combination of income and capital appreciation.  The Wisdom Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies of any size.

As diversified, open-end management investment companies, at least 75% of each Fund’s total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund’s total assets and to not more than 10% of the issuer’s voting securities.

There is no assurance that the Funds will achieve their investment objectives. Each Fund’s investment objective may be changed without shareholder approval.  The Funds will provide shareholders with notice of any such change.

The Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (the “CFTC”) with respect to each Fund and, therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Funds. The terms of this exclusion limit the ability of each Fund to enter into futures, options on futures or engage in swaps transactions for non-hedging purposes. However, the Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.

B. DESCRIPTION OF THE FUNDS’ PORTFOLIO SECURITIES AND DERIVATIVES

The following expands upon the descriptions in the Prospectuses of the types of securities in which the Funds may invest and their related risks.  In addition, this section discusses certain potential Fund investments that were not previously described in the Prospectuses.

Internet Fund:

The Computer/Internet Technology Area. The Adviser believes that because of rapid advances in computer/Internet technology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Internet Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Internet Fund’s investment policy is not limited to any minimum capitalization requirement and the Internet Fund may hold securities without regard to the capitalization of the issuer. The Adviser’s overall stock selection for the Internet Fund is not based on the capitalization or size of the company, but rather on an assessment of the company’s fundamental prospects.

Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Internet Fund’s shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Internet Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Foreign Securities.  The Internet Fund may invest without limitation in foreign securities, including securities of emerging market countries.  The Internet Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges.  The Internet Fund may also invest in foreign companies by purchasing depositary receipts.  Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.

Investment in foreign companies, including issuers located in emerging market countries, involves somewhat different investment risks from those of investing in U.S. domestic companies.  There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.  Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Internet Fund by domestic companies. The foreign securities in which the Internet Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Internet Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Emerging Market Securities.  Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Internet Fund invests. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Adviser does not believe that any current registration restrictions would affect its decision to invest in such countries.

Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country as detailed in the Internet Fund’s prospectus.

The Internet Fund may purchase depositary receipts whether they are “sponsored” or “unsponsored.” “Sponsored” depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” depositary receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

U.S. Government Obligations and U.S. Government Agency Obligations.  U.S. government obligations are debt securities issued by the U.S. Treasury, which are direct obligations of the U.S. government.  U.S. Treasury obligations differ in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years).  U.S. government agency obligations are issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, which have different levels of credit support.  The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (i.e., the Government National Mortgage Association), including Ginnie Mae pass-through certificates.  Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac (i.e., the Federal Home Loan Mortgage Corporation) and Fannie Mae (i.e., the Federal National Mortgage Association).  The maturities of U.S. government obligations usually range from three months to thirty years.

Repurchase Agreements. The Internet Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York.  Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time.  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Internet Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Internet Fund’s money will be invested in the security, and will not be related to the coupon rate of the purchased security.  In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest.  If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.

The use of repurchase agreements involves certain risks.  One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date.  If the seller defaults, the Internet Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  Delays may result in possible decline in the value of the underlying security while the Internet Fund seeks it rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Internet Fund’s rights.

Hedging Transactions. The Internet Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. The Internet Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Internet Fund may write covered call options on securities or stock indices. By writing call options, the Internet Fund limits its profit to the amount of the premium received. By writing a covered call option, the Internet Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Internet Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Internet Fund’s net assets.

To the extent the Internet Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Internet Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Internet Fund, the Adviser will attempt to create a very closely correlated hedge.

Short Sales. The Internet Fund may make short sales of securities “against-the-box.” A short sale “against-the-box” is a sale of a security that the Internet Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Internet Fund will make short sales “against-the-box” as a form of hedging to offset potential declines in long positions in the same or similar securities.

Options Transactions. The Internet Fund may, but does not currently intend to, enter into options transactions. The Internet Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Internet Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Internet Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Internet Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

In addition, the Internet Fund may write covered call options on securities or stock indices. By writing options, the Internet Fund limits its profits to the amount of the premium received. By writing a call option, the Internet Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Internet Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

Lending of Securities. The Internet Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Internet Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Internet Fund in such transaction. The Internet Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Internet Fund’s Board of Directors (the “Board”). The Internet Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.

Variable-Amount Master Demand Notes. The Internet Fund may purchase variable amount master demand notes (“VANs”). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The VANs in which the Internet Fund may invest are payable on not more than seven calendar days’ notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Internet Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks.

The VANs that the Internet Fund may invest in include participation certificates purchased by the Internet Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations (VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Internet Fund an undivided interest in the obligation in the proportion that the Internet Fund’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Internet Fund’s high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board has determined meets the prescribed quality standards for the Internet Fund. The Internet Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days’ notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Internet Fund’s participation interest in the security, plus accrued interest. The Internet Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Internet Fund in order to make redemptions of the Internet Fund’s shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Internet Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Internet Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Internet Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Internet Fund. The Adviser has been instructed by the Board to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Internet Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Internet Fund may subscribe. Although these instruments may be sold, the Internet Fund intends to hold them until maturity, except under the circumstances stated above.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Internet Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Internet Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Internet Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks’ “prime rate,”* or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Internet Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Internet Fund, it will be sold in the market or through exercise of the repurchase demand.

Investment Companies. The Internet Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the Investment Company Act of 1940, as amended (the “1940 Act”), or by the Securities and Exchange Commission (“SEC”).

Illiquid Investments. The Internet Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Company’s Board of

*
The “prime rate” is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

Directors (each a “Director” and collectively, “Directors”), the Adviser determines the liquidity of the Internet Fund’s investments, and through reports from the Adviser, the Directors monitor investments in illiquid instruments. In determining the liquidity of the Internet Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Internet Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, more than 15% of the Internet Fund’s net assets were invested in illiquid securities, the Internet Fund would seek to take appropriate steps to protect liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to the Internet Fund’s limit on the purchase of illiquid securities unless the Directors or their delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Directors and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Borrowing. The Internet Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Internet Fund’s total assets less its liabilities and will be made at prevailing interest rates. The Internet Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.

Small Cap Fund and Micro Cap Fund:

Foreign Securities.  Each Fund may invest up to 25% of its net assets in foreign securities, including securities of emerging market countries.  Each Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges.  Each Fund may also invest in foreign companies by purchasing depositary receipts.  Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.

Investment in foreign companies, including issuers located in emerging market countries, involves somewhat different investment risks from those of investing in U.S. domestic companies.  There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.  Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States.  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to each Fund by domestic companies.  The foreign securities in which each Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations.  Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which each Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Emerging Market Securities.  Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which each Fund invests.  Although these restrictions may in the future make it undesirable to invest in emerging countries, the Adviser does not believe that any current registration restrictions would affect its decision to invest in such countries.

Depositary Receipts.  Depositary receipts include ADRs, EDRs, GDRs or other forms of depositary receipts.  Depositary receipts are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers.  ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market.  EDRs also represent securities of foreign issuers and are designated for use in European markets.  A GDR represents ownership in a non-U.S. company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country as detailed in each Fund’s Prospectus.

Each Fund may purchase depositary receipts whether they are “sponsored” or “unsponsored.” “Sponsored” depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” depositary receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

U.S. Government Obligations and U.S. Government Agency Obligations.  U.S. government obligations are debt securities issued by the U.S. Treasury, which are direct obligations of the U.S. government.  U.S. Treasury obligations differ in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years).  U.S. government agency obligations are issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, which have different levels of credit support.  The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (i.e., the Government National Mortgage Association), including Ginnie Mae pass-through certificates.  Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac (i.e., the Federal Home Loan Mortgage Corporation) and Fannie Mae (i.e., the Federal National Mortgage Association).  The maturities of U.S. government obligations usually range from three months to thirty years.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York.  Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time.  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after each Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time each Fund’s money will be invested in the security, and will not be related to the coupon rate of the purchased security.  In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest.  If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.

The use of repurchase agreements involves certain risks.  One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date.  If the seller defaults, each Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  Delays may result in possible decline in the value of the underlying security while the Fund seeks it rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Fund’s rights.

Hedging Transactions. Each Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. Each Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, each Fund may write covered call options on securities or stock indices. By writing call options, a Fund limits its profit to the amount of the premium received. By writing a covered call option, a Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. Each Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund’s net assets.

To the extent each Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated.  When using hedging instruments that do not specifically correlate with securities in a Fund, the Adviser will attempt to create a very closely correlated hedge.

Short Sales.  Each Fund may make short sales of securities “against-the-box.” A short sale “against-the-box” is a sale of a security that the a Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost.  Each Fund will make short sales “against-the-box” as a form of hedging to offset potential declines in long positions in the same or similar securities.

Options Transactions.  Each Fund may, but does not currently intend to, enter into options transactions.   A Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return.  Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price.  Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price.  Each Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it.  When a Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option.  If the option is exercised by a Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

In addition, each Fund may write covered call options on securities or stock indices.  By writing options, a Fund limits its profits to the amount of the premium received.  By writing a call option, a Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price.  By writing a put option, each Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

Lending of Securities.  Each Fund may lend its portfolio securities to qualified institutions as determined by the Adviser.  By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction.  A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans).  All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Board.  Each Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.

Investment Companies.  Each Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act, or by the SEC.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Company’s Directors, the Adviser determines the liquidity of a Fund’s investments, and through reports from the Adviser, the Directors monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, more than 15% of a Fund’s net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to each Fund’s limit on the purchase of illiquid securities unless the Directors or their delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Directors and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Borrowing. Each Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund’s total assets less its liabilities and will be made at prevailing interest rates. Each Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.

Wisdom Fund:

Repurchase Agreements.  The Wisdom Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Wisdom Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for it under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale will normally occur within 1 to 5 days of the purchase.

Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Company has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Wisdom Fund’s portfolio managers will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Wisdom Fund will retain or attempt to dispose of the collateral.  The Wisdom Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Wisdom Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements extending beyond seven days.

Money Market Instruments.  The Wisdom Fund may acquire money market instruments.  Money market instruments may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Wisdom Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Wisdom Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper generally matures within a range of two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Wisdom Fund will purchase Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”), or if not rated, is of equivalent quality in the opinion of the Adviser.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Wisdom Fund only through the Master Note program of the Wisdom Fund’s custodian bank, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings’ power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Wisdom Fund.

Investment Companies.  The Wisdom Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”).  The Wisdom Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Wisdom Fund may generally invest without limitation in money market funds as long as the Wisdom Fund pays no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Wisdom Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Wisdom Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment the Wisdom Fund wishes to make, the Wisdom Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Wisdom Fund under Section 12(d)(1)(F), then the Wisdom Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Wisdom Fund to additional operating and management fees and expenses.  For example, the Wisdom Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Wisdom Fund invests, in addition to the Wisdom Fund’s direct fees and expenses.

Exchange Traded Funds.  The Wisdom Fund may invest in an exchange traded fund (“ETF”).  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Wisdom Fund and these costs and expenses will in turn increase the Wisdom Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Wisdom Fund’s net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Wisdom Fund may acquire.

Fixed Income Securities. The Wisdom Fund may invest in government bonds, corporate bonds and other fixed income or debt securities issued by governments, government agencies, corporations and other business organizations, to seek income.   The Wisdom Fund currently does not expect to invest more than 5% of its net assets in fixed income securities other than high quality short-term debt instruments that are used for cash management purposes.  However, the Adviser may invest up to 35% of the Fund’s net assets in fixed income or debt securities.  To the extent the Fund invests in fixed income or debt securities, the Adviser intends to select securities that are rated, at the time of purchase, as investment grade securities within the top four long-term rating categories (within which there may be sub-categories or gradations indicating relative standing) by at least two rating agencies designated as nationally recognized statistical rating organizations by the SEC, or the only agency providing a rating at the time of acquisition, and unrated securities determined by the Adviser to be of comparable quality to a security with the requisite ratings. U.S. Government securities are deemed to satisfy this definition.

Yields and principal values of debt securities will fluctuate. Generally, values of debt securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Fund may go down.  Furthermore, these fluctuations tend to increase as a bond’s time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.

An issuer of fixed-income securities may be unable to make interest payments and repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. Further, credit ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

The amount of dividends paid by the Fund to you will vary depending on the amount of income it earns on its investments. It is possible that an issuer of a debt security owned by the Fund could default on interest and/or principal payments that are payable to the Fund.

With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government sponsored agencies or instrumentalities where it is not obligated to do so by law.

Foreign Securities.  The Wisdom Fund may invest up to 25% of its net assets in foreign securities, including securities of emerging market countries.  The Wisdom Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges.  The Wisdom Fund may also invest in foreign companies by purchasing depositary receipts.  Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.

Investment in foreign companies, including issuers located in emerging market countries, involves somewhat different investment risks from those of investing in U.S. domestic companies.  There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.  Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States.  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Wisdom Fund by domestic companies.  The foreign securities in which the Wisdom Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations.  Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Wisdom Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Emerging Market Securities.  Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Wisdom Fund invests.  Although these restrictions may in the future make it undesirable to invest in emerging countries, the Adviser does not believe that any current registration restrictions would affect its decision to invest in such countries.

Depositary Receipts.  Depositary receipts include ADRs, EDRs, GDRs or other forms of depositary receipts.  Depositary receipts are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers.  ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market.  EDRs also represent securities of foreign issuers and are designated for use in European markets.  A GDR represents ownership in a non-U.S. company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country as detailed in the Wisdom Fund’s Prospectus.

The Wisdom Fund may purchase depositary receipts whether they are “sponsored” or “unsponsored.” “Sponsored” depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” depositary receipts are issued without participation of the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt.  Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Illiquid Investments.  The Wisdom Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board, the Adviser determines the liquidity of the Wisdom Fund’s investments, and through reports from the Adviser, the Directors monitor investments in illiquid instruments.  In determining the liquidity of the Wisdom Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Wisdom Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, more than 15% of the Wisdom Fund’s net assets were invested in illiquid securities, the Wisdom Fund would seek to take appropriate steps to protect liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to the Wisdom Fund’s limit on the purchase of illiquid securities unless the Directors or their delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Directors and their delegates may consider, among other things, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Funding Agreements.  Within the limitations on investing in illiquid securities, the Wisdom Fund may invest in various types of Funding agreements.  A Funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.   Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the Funding agreement, together with accrued interest, within one year or less.  Most Funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the Funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the Funding agreement.

Borrowing.  The Wisdom Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Wisdom Fund’s total assets.  The Wisdom Fund may pledge its assets to secure its borrowing.  In the event that the Wisdom Fund should ever borrow money under these conditions, such borrowing could increase the Wisdom Fund’s costs and reduce the value of the Wisdom Fund’s assets and the value (and return) of a shareholder’s investment in the Wisdom Fund.  Any and all such borrowing will comply with the requirements of the 1940 Act, which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. In the event the Wisdom Fund’s borrowing exceeds 5% of its total assets, the Wisdom Fund will not make any investments. Borrowing may also exaggerate changes in the Wisdom Fund’s Net Asset Value (“NAV”) and in the return of the Wisdom Fund.  Borrowing will cost the Wisdom Fund interest expenses and other fees that could negatively impact the Wisdom Fund’s performance return.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC.  No purchase price is paid or received when the contract is entered into.  Instead, the Wisdom Fund, upon entering into a futures contract (and to maintain the Wisdom Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Wisdom Fund.  These subsequent payments to and from the futures broker, called “variation margin”, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Wisdom Fund expects to earn interest income on its initial and variation margin deposits.

The Wisdom Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or loss.  While futures positions taken by the Wisdom Fund will usually be liquidated in this manner, the Wisdom Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Wisdom Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Futures can be volatile instruments and can involve certain risks.  If the Wisdom Fund applies a hedge at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Wisdom Fund’s return.  The Wisdom Fund could also experience losses if the prices of its futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Wisdom Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Wisdom Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Wisdom Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Wisdom Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Wisdom Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

The Wisdom Fund will write only options on futures contracts which are “covered.”  The Wisdom Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Wisdom Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Wisdom Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Wisdom Fund owns a security deliverable under the futures contract.  The Wisdom Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Wisdom Fund owns, so long as the Wisdom Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while its loss will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Wisdom Fund writes options on futures contracts, the Wisdom Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Wisdom Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Wisdom Fund.  If the option is exercised, the Wisdom Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Wisdom Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Wisdom Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices.  The purchase of a call option on a futures contract represents a means of hedging against a market advance when the Wisdom Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Wisdom Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Wisdom Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Wisdom Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a fund’s return.  A Wisdom Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  In instances involving the purchase of futures contracts or the writing of put options thereon by the Wisdom Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of call options thereon by the Wisdom Fund, the securities underlying such futures contracts or options will at all times be maintained by the Wisdom Fund or, in the case of index futures and related options, the Wisdom Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.  A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.  The risks associated with option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by a fund and the prices of options: (iii) there may not be a liquid secondary market for options; and (iv) while a fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Writing Call Options.  The Wisdom Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.  In return for the premium income, the Wisdom Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, the Wisdom Fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.  Unlike the situation in which the Wisdom Fund owns securities not subject to a call option, the Wisdom Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Wisdom Fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.”  The Wisdom Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Wisdom Fund.  When an underlying security is sold from the Wisdom Fund’s securities portfolio, the Wisdom Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  If the Wisdom Fund writes a put option, the Wisdom Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The Wisdom Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Wisdom Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which the Wisdom Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.  The Wisdom Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  The Wisdom Fund may purchase put options on securities to protect their holdings against a substantial decline in market value.  The purchase of put options on securities will enable the Wisdom Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security.  In addition, the Wisdom Fund will continue to receive interest or dividend income on the security.  The Wisdom Fund may also purchase call options on securities to close out positions.  The Wisdom Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options.  The Wisdom Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Wisdom Fund’s securities or securities it intends to purchase.  The Wisdom Fund writes only “covered” options.  A call option on a securities index is considered covered, for example, if, so long as the Wisdom Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Wisdom Fund are based.  A put on a securities index written by the Wisdom Fund will be considered covered if, so long as it is obligated as the writer of the put, the Wisdom Fund segregates with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included.  For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index.  Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Wisdom Fund’s use of stock index options is subject to certain risks.  The Wisdom Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Wisdom Fund’s portfolio securities.  Consequently, the Wisdom Fund will bear the risk that the prices of its portfolio securities being hedged will not move in correlation with the prices of the Wisdom Fund’s put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Wisdom Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Wisdom Fund.

Forward Commitment & When-Issued Securities.  The Wisdom Fund may purchase securities on a when-issued basis or for settlement at a future date if the Wisdom Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Wisdom Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Wisdom Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Wisdom Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Wisdom Fund may sell such a security prior to the settlement date if the Adviser feels such action is appropriate.  In such a case, the Wisdom Fund could incur a short-term gain or loss.

Defensive Investments.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Wisdom Fund may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Wisdom Fund’s investment restrictions, shares of other investment companies.  To the extent that the Wisdom Fund invests in such securities as a defensive position, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Wisdom Fund will also hold money market, repurchase agreement instruments and/or money market funds for Wisdom Funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, allow for shareholder redemptions, and provide for Wisdom Fund operating expenses.  In addition, the Wisdom Fund will also normally hold from time to time investments in other investment companies, including ETFs.

C. FUND POLICIES - INVESTMENT RESTRICTIONS

Internet Fund:

The Internet Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund’s outstanding shares. As used in this Statement of Additional Information, the term “majority of the outstanding shares” of the Internet Fund means the vote of the lesser of (i) 67% or more of the shares of the Internet Fund present at the meeting, if more than 50% of the outstanding shares of the Internet Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Internet Fund.

The Internet Fund may not:

(1)
Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

(2)
With respect to 75% of its total assets, the Internet Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities).

(3)
With respect to 75% of its total assets, the Internet Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.

(4)	Mortgage, pledge or hypothecate any assets except that the Internet Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (1) above.

(5)	Sell securities short, except short sales “against-the-box,” or purchase securities on margin in connection with hedging transactions.

(6)	Underwrite the securities of other issuers, except insofar as the Internet Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(7)
Invest more than an aggregate of 15% of its net assets in illiquid securities, including restricted securities and other securities that are not readily marketable, such as repurchase agreements maturing in more than seven days and variable rate demand instruments exercisable in more than seven days.

(8)
Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Internet Fund from investing in obligations secured by real estate or interests in real estate.

(9)
Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Internet Fund’s total assets less liabilities other than obligations created by these transactions.  Securities lending, as described on page 4, is not included in the fundamental investment restriction with respect to making loans.  The Internet Fund is permitted to lend its portfolio securities, provided that the aggregate of such loans does not exceed 33% of the value of its total assets (including such loans).

(10)
Invest 25% or more of its assets in the securities of “issuers” in any single industry, except that the Internet Fund will concentrate (invest 25% or more of its assets) in the Internet sector and provided that there shall be no limitation on the Internet Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(11)
Invest in securities of other investment companies, except (i) the Internet Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Internet Fund and then only up to 5% of the Fund’s net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act or by the SEC.

(12)	Issue senior securities except insofar as the Internet Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

The Internet Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund’s holdings is due to a change in value of the Fund’s securities. This qualification does not apply to the restriction on the Fund’s ability to purchase additional securities when borrowings earn 5% of the value of the Fund’s total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

Small Cap Fund, Micro Cap Fund and Wisdom Fund:

The Small Cap Fund, Micro Cap Fund and Wisdom Funds have adopted the following investment restrictions, some of which are fundamental investment restrictions that cannot be changed without the approval of a “majority of the outstanding voting securities” of a Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained in the investment restrictions, such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

The Funds will not, as a matter of fundamental policy:

(1)  borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. The Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

(2)   underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

(3)  purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(4)  make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

(5)   make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. Currently, to avoid concentration of investments, the Fund may not invest 25% or more of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

(6)  purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(7)   change its classification under the 1940 Act from “diversified” to “non-diversified.” The following sentence describes the current regulatory definition of “diversified” for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A diversified fund is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As indicated above, as a matter of fundamental policy, the Wisdom and Small Cap Funds are permitted to borrow money or issue senior securities, to the extent permitted under the 1940 Act. At the present time, the Funds do not intend to borrow money or issue senior securities in excess of 5% of their net assets.

The Small Cap Fund, Micro Cap Fund and Wisdom Fund have adopted the following investment restrictions as non-fundamental investment restrictions, which means that they can be changed by the Board of Directors without shareholder approval. The Funds will not:

(1)  invest in companies for the purpose of exercising control of management;

(2)  purchase securities on margin; or

(3)  invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.  If more than 15% of a Fund’s net assets are invested in securities that are not readily marketable, there will be an orderly disposition of those securities in order to get below the threshold.

D. TEMPORARY DEFENSIVE POSITIONS

When the Adviser believes that market conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers’ acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies.  Investments in domestic bank certificates of deposit and bankers’ acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments.  A Fund’s investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

E. PORTFOLIO TURNOVER

The portfolio turnover rates for the Internet Fund for the fiscal years ended August 31, 2015 and 2014 were 50% and 56%, respectively.  The portfolio turnover rates for the Small Cap Fund for the fiscal years ended August 31, 2015 and 2014 were 84% and 86%, respectively.  The portfolio turnover rate for the Micro Cap Fund for the fiscal year ended August 31, 2015 and 2014 were 84% and 66%, respectively. The portfolio turnover rates for the Wisdom Fund for the fiscal years ended August 31, 2015 and 2014 were 22% and 23%, respectively.

F. DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds publicly disclose 100% of their portfolio holdings within sixty days after each fiscal quarter end in SEC filings as required by SEC rules.  This information for the second and fourth fiscal quarters is also included in the annual and semi-annual reports sent to shareholders.  In addition, to facilitate timely release of information to ratings agencies and others, the Funds expect to publicly disclose 100% of their portfolio holdings on their website no earlier than 30 days after each calendar quarter end and will provide such information to ratings agencies and others thereafter.  Finally, the Funds intend to disclose their top 25 holdings on a monthly basis on their website no earlier than 30 days after the month end, along with information regarding the percentage of the portfolio that each holding comprises.

Under the Funds’ portfolio holdings disclosure policy and relevant SEC rules, the Funds may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to follow appropriate limitations on trading.  The Funds and/or the Adviser share portfolio holdings information with certain primary service providers that have a legitimate business need that is related to the services they provide to the Funds.  The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, legal counsel and the independent registered public accounting firm. The Funds’ service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Funds’ primary service providers.

The Chief Executive Officer of the Adviser is the only person authorized to disclose each Fund’s portfolio holdings.  The Chief Compliance Officer will conduct periodic reviews of compliance with the disclosure of portfolio holdings policy and will provide a written report at least annually to the Company’s Board regarding the operations of the policy and any material changes recommended as a result of such review.  The Chief Compliance Officer will supply the Board annually with a list of exceptions granted from the policy, if any, along with an explanation of the legitimate business purpose relevant to each exception.  However, it is not currently anticipated that any exceptions will be granted.

III.	MANAGEMENT OF THE FUNDS

The Company’s Board of Directors is responsible for the overall management and supervision of the Funds.  Like most mutual funds, the day-to-day management and operation of the Funds is performed by various service providers, such as an investment adviser, administrator, transfer agent, distributor and custodians.  The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Funds, and exercising general service provider oversight. The Board employs Jacob Asset Management of New York LLC (the “Adviser”) as the investment adviser for the Funds.  The Adviser supervises all aspects of the Funds’ operations and provides investment advice and portfolio management services to the Funds.  Subject to the Board’s supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.  The Board has appointed employees of certain of these service providers as officers of the Company, with responsibility for supervising actively the day-to-day operations and reporting to the Board regarding operations.  The Board has also appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board on compliance matters.  The role of the Board and any individual Director is one of oversight and not of active management of the day-to-day operations or affairs of the Company.

The Board is currently composed of four Directors: three Independent Directors and Mr. Jacob, a Director who is affiliated with the Adviser.  The Board has appointed Mr. Jacob, the founder of the Adviser and the Company, to serve in the role of Chairman.

The Directors and officers of the Company and their principal occupations during the past five years are set forth below.  Their titles may have varied during this period.

Name, Address and Age	Position(s) Held with the Company	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
William B. Fell c/o Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 46	Director	Since 1999	Chief Financial Officer, Rhoads Industries, Inc., since 2012; Accounting and Financial Consultant, 2010-2012; Controller, ABB Inc., Instrumentation Division, 2009-2010; General Accounting Manager, ABB Inc., Instrumentation Division, February 2004-September 2009.	4	None
Christopher V. Hajinian c/o Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 46	Director	Since 1999	Media Production, since 2011; Property Management, since 2008.	4	None
Jeffrey I. Schwarzschild c/o Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 44	Director	Since 1999	Chief Counsel, California Conservation Corps, since September 2011; Deputy Attorney General, The State of California, October 2006-September 2011.	4	None
Interested Director:
Ryan I. Jacob(2) Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 46	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999.	4	None
Officers:
Francis J. Alexander(3) Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 71	Vice President, Secretary and Treasurer	Since 1999
Member of the Adviser and portfolio manager of the Internet Fund since inception in 1999, Director of the Internet Fund, 1999-October 2003; President, Alexander Capital Management, Inc., March 1985-Present.
				N/A	N/A
Shane Morris(3) Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 38	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2004-2007 and since July 2008	Operations Manager for the Adviser since July 2008.	N/A	N/A

_________________________

(1)	Each Director holds office during the lifetime of the Company, until his termination, or until the election and qualification of his successor.

(2)	Ryan I. Jacob is deemed to be an “interested person” of the Company (as defined in the 1940 Act) because of his affiliation with the Adviser.

(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Audit Committee.  The Board has established an Audit Committee made up of the Independent Directors.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit.  The Audit Committee  (1) oversees the Company’s accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquires into the internal control over financial reporting of certain service providers; (2) oversees the quality and objectivity of the Company’s financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Company’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Company’s independent registered public accounting firm; and (4) acts as a liaison between the Company’s independent registered public accounting firm and the full Board.  The Audit Committee is composed of Messrs. Fell, Hajinian and Schwarzschild.  During the fiscal year ended August 31, 2015, the Audit Committee held two meetings.

Oversight of Risk.  The Board oversees risk as part of its general oversight of the Funds.  The Funds are subject to a number of risks, including investment, compliance, financial, liquidity, operational and valuation risks.  The Company’s officers, the Adviser and other Fund service providers perform risk management as part of the day-to-day operations of the Funds and the Board receives related reports regarding risk-management and related findings.  The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company, Adviser, principal underwriter, and fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Chief Compliance Officer and other senior officers of the Company and the Adviser regarding the compliance procedures of the Company and its service providers; and (6) meeting with outside counsel to discuss risks related to the Funds’ investments and operations.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Director’s Qualifications and Experience.  The Board of Directors believes that each of the Directors has the qualifications, experiences, attributes and skills appropriate to continued service as a Director of the Company in light of the Company’s business and structure.  Among the attributes and skills common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment.  Also, in addition to a demonstrated record of academic, business and professional accomplishment, all of the Directors have served on the Board for a number of years.  In their service to the Company, the Directors have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as Directors in the interests of shareholders. Generally, no one factor was decisive in determining that an individual should serve as a Director. Set forth below is a brief description of the specific experience ad attributes of each Director. Additional details regarding the background of each Director is included in the chart earlier in this section.

William B. Fell.  Mr. Fell has served as a Director since the Company was established in 1999, and he serves as the Chairman of the Audit Committee.  Mr. Fell has significant experience in accounting and financial matters as a result of his career as an accountant, accounting manager, controller for a public company and chief financial officer.

Christopher V. Hajinian.  Mr. Hajinian has served as a Director since the Company was established in 1999.  Mr. Hajinian is an attorney with significant business experience derived from his work as a lawyer in private practice and in real estate property management.

Jeffrey I. Schwarzschild.  Mr. Schwarzschild has served as a Director since the Company was established in 1999.  He is an accomplished attorney and his work in both the private and public sectors has provided him with significant and diverse professional experience.  Mr. Schwarzschild’s legal training and experience provide him with skills valuable to his fiduciary oversight role with respect to the Funds.

The Board believes that the Trust’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the President of the Adviser, who serves as Chairman of the Company and oversees the Advisor’s day-to-day management of the Funds.  The independent Directors work closely on all Fund matters, including Audit Committee matters, and have not seen any need to appoint a lead independent Director.  The independent Directors have access to outside independent legal counsel, the Chief Compliance Officer and Fund service providers.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

COMPENSATION TABLE   (For the Fiscal Year Ended August 31, 2015)
Name of Person Position with the Fund	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds

William B. Fell Director	$28,000	$0	$0	$28,000
Christopher V. Hajinian Director	$26,000	$0	$0	$26,000
Ryan I. Jacob Director, President, Chairman of the Board and Chief Executive Officer	$0	$0	$0	$0

Jeffrey I. Schwarzschild Director	$26,000	$0	$0	$26,000

Each Director who is not an interested person of the Funds receives $3,000 for each meeting attended, as well as a $12,000 annual retainer fee, and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings.  Additionally, the Chairman of the Audit Committee receives a $2,000 annual retainer fee and each Audit Committee member receives $1,000 for each Audit Committee meeting attended.

The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2015:

Name of Director	Fund	Dollar Range of Equity Securities in the Fund

William B. Fell	Internet Fund	$1-10,000
	Small Cap Fund	$0
	Wisdom Fund	$0
	Micro Cap Fund	$0
Christopher V. Hajinian	Internet Fund	$1-10,000
	Small Cap Fund	$1-10,000
	Wisdom Fund	$1-10,000
	Micro Cap Fund	$1-10,000
Ryan I. Jacob	Internet Fund	$50,001-100,000
	Small Cap Fund	$10,001-50,000
	Wisdom Fund	$10,001-50,000
	Micro Cap Fund	$0
Jeffrey I. Schwarzschild	Internet Fund	$10,001-50,000
	Small Cap Fund	$10,001-50,000
	Wisdom Fund	$0
	Micro Cap Fund	$0

IV.	CODE OF ETHICS

The Company and the Adviser have adopted a Joint Code of Ethics that governs the conduct of employees of the Company and Adviser who may have access to information about the Company’s securities transactions.  The Joint Code of Ethics recognizes that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests.  Among other things, the Joint Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Company; and contains prohibitions against personal trading of initial public offerings.  Violations of the Code are subject to review by the Board and could result in severe penalties.

V.	PROXY VOTING POLICIES

The Board delegated proxy voting authority to the Adviser and adopted proxy voting guidelines (“Guidelines”) to be used by the Adviser in voting the proxies of a Fund’s portfolio securities.  In general, proxies are voted in a manner that is consistent with the best interest of Fund shareholders.  Proxies are divided into routine and non-recurring/extraordinary matters.  The routine matters are generally voted in accordance with management’s recommendations, absent a particular reason to vote in a contrary manner.  Non-recurring/extraordinary matters are voted on a case-by-case basis in accordance with the best interests of shareholders. Generally, for non-recurring matters, the Adviser will accept proposals that (i)

 support best practices for corporate governance and (ii) protect shareholders’ authority and will reject proposals that (i) protect management from results of mergers and acquisitions and (ii) have the effect of diluting the value of existing shares.

In general, the proxies of a Fund’s portfolio securities are to be voted in the Fund shareholders’ best interest without regard to any other relationship, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Adviser, the Distributor or any affiliated person thereof.  The Guidelines contain provisions to address potential conflicts of interest.  The Adviser is responsible for identifying conflicts of interest and determining whether the conflict is material.  If a conflict of interest is determined to be material, the conflict of interest must be resolved before the portfolio security proxy is voted.  Resolutions of material conflicts of interest include:  disclosing the conflict to the Board and obtaining Board consent before voting; engaging a third party to vote the proxy or recommend a vote of the proxy utilizing the Guidelines; or utilizing any other method deemed appropriate given the circumstances of the conflict.

Information about how the Funds voted proxies relating to portfolio securities can be obtained without charge, upon request by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

VI.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company’s equity securities and the percentage of the outstanding shares held by such holders are set forth below.  Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

All information listed below is as of December 31, 2015.

Fund (Class)	Name and Address	Percentage (%)
Internet Fund (Investor Class)

	National Financial Services Corp.	22.45%
	499 Washington Boulevard Floor 5
	Jersey City, NJ 07310-2010

	Charles Schwab & Co. Inc.	17.64%
	211 Main Street
	San Francisco, CA 94105-19105

Small Cap Fund (Investor Class)

	Charles Schwab & Co. Inc.	21.31%
	211 Main Street
	San Francisco, CA 94105-1905

TD Ameritrade Inc.	6.66%
P.O. Box 2226
Omaha, NE 68103-2226

Small Cap Fund (Institutional Class)

Clifford J. Grum	32.03%
P.O. Box 368
Diboll, TX 75941-0368

Charles Schwab & Co. Inc.	20.61%
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC	5.68%
499 Washington Boulevard Floor 5
Jersey City, NJ 07310-2010

Micro Cap Growth Fund (Investor Class)

Charles Schwab & Co. Inc.	8.85%
211 Main Street
San Francisco, CA 94105-1905

Micro Cap Growth Fund (Institutional Class)

Clifford J. Grum	33.45%
P.O. Box 368
Diboll, TX 75941-0368

Marilyn M. Woodhouse	21.12%
650 Ramblewood Rd.
Houston, TX 77079-6905

Charles Schwab & Co. Inc.	5.55%
211 Main Street
San Francisco, CA 94105-1905

Wisdom Fund (Investor Class)

John Ezra & Gail Zimmerman Trust	26.97%
2361 Trojan Drive
Casper, WY 82609-3604

Vanguard Brokerage Services	11.53%
P.O. Box 1170
Valley Forge, PA 19482-1170

National Financial Services LLC	5.01%
601 Pembroke Road

Bryn Mawr, PA 19010-3613

As of December 15, 2015, the officers and Directors, as a group, owned of record and beneficially less than 1% of the Internet Fund’s Investor Class shares, 3.25% of the Small Cap Fund’s Investor Class shares, less than 1% of the Small Cap Fund’s Institutional Class shares, 3.60% of the Micro Cap Fund’s Investor Class shares, less than 1% of the Micro Cap Fund’s Institutional Class shares, and 11.19% of the Wisdom Fund’s Investor Class shares.

VII.	INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER

General Information.  Jacob Asset Management of New York LLC (the “Adviser”), a registered investment adviser, is a Delaware limited liability company with its principal office located at 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266.  The Adviser supervises all aspects of the Funds’ operations and provides investment advice and portfolio management services to the Funds.  Pursuant to the Funds’ Investment Advisory Agreements (the “Advisory Agreements”) and subject to the supervision of the Company’s Board, the Adviser makes each Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund’s investments.

Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Company, is a controlling person of the Adviser based on his majority ownership interest and is an affiliated person of the Funds.  Francis J. Alexander is an affiliated person of both the Adviser and the Funds.  Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary and Treasurer of the Company.

The Adviser provides persons satisfactory to the Board to serve as officers of the Company.  Such officers, as well as certain other employees and Directors of the Company, may be directors, officers or employees of the Adviser or its affiliates.  The Adviser may also provide the Funds with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions.  However, the Administrator will provide personnel who will be responsible for performing the operational components of such services.  The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

Adviser’s Fees.  Pursuant to the terms of the Advisory Agreements, the Internet Fund will pay monthly an advisory fee equal to an annual rate of 1.25% of the Fund’s annual average daily net assets up to $500 million, and 1.00% of the Fund’s annual average daily net assets over $500 million; the Small Cap Fund will pay monthly an advisory fee equal to an annual rate of 0.90% of the Fund’s annual average daily net assets up to $500 million, and 0.75% of the Fund’s annual average daily net assets over $500 million; the Micro Cap Fund will pay monthly an advisory fee equal to an annual rate of 1.20% of the Fund’s annual average daily net assets up to $500 million, and 0.95% of the Fund’s annual average daily net assets over $500 million; and the Wisdom Fund will pay monthly an advisory fee equal to an annual rate of 0.50% of annual average daily net assets up to $500 million, and 0.40% of the Fund’s annual average daily net assets over $500 million.

For the fiscal years ended August 31, 2015, 2014 and 2013, the Internet Fund incurred $528,002, $542,959 and $466,770, respectively, in fees payable to the Adviser for its services.  The Adviser has contractually agreed, through January 2, 2017, to waive up to 100% of its advisory fees in an amount up to an annual rate of 0.10% of the average daily net assets, to the extent that the Internet Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.95% of average daily net assets for the Fund.

For the fiscal years ended August 31, 2015, 2014 and 2013, the Small Cap Fund incurred $174,323, $156,019 and $123,439, respectively, in fees payable to the Adviser for its services. The Adviser has contractually agreed, through January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Small Cap Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.25% or 1.95% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets.

For the fiscal years ended August 31, 2015 and 2014, the period from December 1, 2012 through August 31, 2013 and the period from November 12, 2012 (the date of reorganization) through November 30, 2012, the Micro Cap Fund incurred $149,503, $168,266, $158,196 and $27,769, respectively, in fees payable to the Adviser for its services.  The Adviser has contractually agreed, through January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Micro Cap Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.45% or 2.15% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets.

For the fiscal years ended August 31, 2015, 2014 and 2013, the Wisdom Fund incurred $57,357, $56,582, and $54,170, respectively, in fees payable to the Adviser for its services. The Adviser has contractually agreed, through January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Wisdom Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 1.95% of average daily net assets for the Wisdom Fund.

Pursuant to its fee waiver agreement with each Fund, the Adviser is entitled to recoup any fees that it waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause a Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived.

The Funds have, under the Advisory Agreements, confirmed their obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) federal, state or local taxes; (iv) certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vii) legal and accounting expenses; (viii) costs of organizing and maintaining a Fund’s registration under federal and state laws; (ix) compensation, including Directors’ fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of proxy solicitations; and (xi) fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws.

The Company may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Company intends to do so whenever it appears advantageous to the Funds.

B. THE DISTRIBUTION AND SERVICE PLANS AND THE DISTRIBUTOR

The Funds have adopted distribution and service plans, pursuant to Rule 12b-1 under the 1940 Act (the “Plans”).  Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plans, together with related Distribution and Shareholder Servicing Agreements, provides for the Funds to make payments of up to 0.35% of the average annual net assets for distribution and shareholder servicing activities (for Investor Class shares only). Such payments are intended to reimburse the Distributor or others for, among other things: (a) expenses incurred by such parties in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation and distribution of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others; and (b) furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in, establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund to customers, receiving and answering correspondence, and aiding in maintaining their respective customers; all such services being provided in connection with the Fund’s shares. The Distributor or the Adviser monitors and administers the documentation of payments made under the Plan and furnishes the Board of Directors, for their review and approval on a quarterly basis, a written report of the monies paid under the Plan, as well as the purpose(s) for which such payments were made, as well as such other information as the Board may reasonably request in order to enable the Board to make an informed determination of whether to approve such payments and whether the Plan should be continued for a Fund.

The Internet Fund has entered into a Shareholder Servicing Agreement with the Adviser, which is designed to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing”). These fees are subject to a maximum of 0.25% per annum of the Internet Fund’s average daily net assets. Rule 12b-1 fees are a portion of the Total Annual Fund Operating Expenses.

The Funds sell and redeem their shares on a continuing basis at their net asset value.  The Funds have also entered into a Distribution Agreement with Quasar Distributors, LLC (the “Distributor”), a federally registered broker dealer and an affiliate of U.S. Bancorp Fund Services, LLC, the Funds’ Administrator, Transfer Agent and Dividend Agent.  The Distributor will use reasonable efforts to facilitate sales of the Funds’ shares.  The Distributor will assist with processing and analyzing sales literature and advertising for regulatory compliance.  The Distribution Agreement provides for a total annual amount payable of .10 of 1% (ten basis points) of each Fund’s average daily net assets (the “Total Distribution Fee”).  Out of the Total Distribution Fee, the Distributor is paid a fee of 0.01% of each Fund’s average daily net assets (the “Distribution Fee”) on an annual basis subject to an annual minimum of $15,000 plus out of pocket expenses.  In addition, the Total Distribution Fee will be used for advertising compliance reviews, FINRA filings and licensing of Adviser’s staff.  Finally, the Adviser may direct the Distributor to pay a portion of the Total Distribution Fee to third parties.  Fees paid under the Plan may not be waived for individual shareholders.  For the fiscal years ended August 31, 2015, 2014, and 2013, the Distributor received $21,729, $22,614, and $23,395,  respectively from the Internet Fund.    For the fiscal years ended August 31, 2015, 2014 and 2013, the Distributor received $$4,052, $6,204, and $4,010, respectively, from the Small Cap Fund. For the fiscal years ended August 31, 2015 and 2014, and the period from December 1, 2012 through August 31, 2013 and the period from November 12, 2012 (the date of reorganization) through November 30, 2012, the Distributor received $2,444, $4,679, $5,975 and $807, respectively, from the Micro Cap Fund.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Distributor received $6,022, $9,081, and $3,325, respectively, from the Wisdom Fund.

The Adviser may make payments from time to time from its own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries for performing shareholder servicing and related administrative functions on behalf of the Funds; (ii) to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (iii) to pay the costs of printing and distributing the Funds’ Prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds’ shares. Further, the Shareholder Servicing Agreement for the Internet Fund provides that the Adviser may use its service fee for the purposes enumerated in (i) above. Also, any distribution fees payable under the Distribution Agreement may be used for purposes of (ii), (iii), or (iv) above. The Adviser, in its sole discretion, will determine the amount of such payments made pursuant to the Plan to shareholder servicing agents and broker-dealers, provided that such payments made pursuant to the Plan will not increase the amount which the Funds is required to pay for any fiscal year under the Distribution and Shareholder Servicing Plan.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers.  In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly.  Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly.  An investor should read the Prospectuses in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into by the Company, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Funds’ Board. In addition, the Plan requires the Company and the Distributor to prepare, at least quarterly, written reports for the Board that set forth all amounts expended for distribution purposes by the Funds and the Distributor pursuant to the Plan and identify the distribution activities for which those expenditures were made.

Below are the itemized payments pursuant to the Plan:

Total payments pursuant to the Plan
	Internet Fund (for the fiscal year ended August 31, 2015)	Small Cap Fund (for the fiscal year ended August 31, 2015)	Micro Cap Fund (for the fiscal year ended August 31, 2015)	Wisdom Fund (for the fiscal year ended August 31, 2015)
Distribution Expenses
Advertising	$24,678	$3,109	$265	$5,016
Printing and Mailing of Prospectuses to other than Current Shareholders	$2,360	$369	$162	$629
Compensation to Distributors	$21,729	$4,052	$2,444	$6,022
Compensation to Broker/Dealers2	$24,767	$26,202	$12,630	$20,705
Compensation to Sales Personnel	$0	$0	$0	$0
Interest or Other Finance Charges	$0	$0	$0	$0
Other Fees (Website Expenses2)	$2,827	$1,441	$685	$1,753
Total Distribution Expenses	$76,361	$35,173	$16,186	$34,125

Shareholder Servicing Expenses
Compensation to Broker/Dealers1	$72,212	$0	$0	$0
Website Expenses1	$6,953	$0	$0	$0
Total Shareholder Servicing Expenses	$79,165	$0	$0	$0

Total Payments Pursuant to the Plan	$155,526	$35,173	$16,186	$34,125

1	Expenses for the Website and Broker/Dealer payments are allocated to both Distribution and Shareholder Servicing Expenses for the Internet Fund.

Revenue Sharing.  The Adviser may pay additional compensation, at its own expense and not as an expense of the Funds, to certain unaffiliated “financial advisers” such as brokers, dealers, banks (including bank trust departments), investment advisers, financial planners, retirement plan administrators and other financial intermediaries that have a selling, servicing, administration or similar agreement with the Adviser.  These payments may be for marketing, promotional or related services in connection with the sale or retention of Fund shares and/or for shareholder servicing.  Such payments may also be paid to financial advisers for providing recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services in connection with investments in the Funds.  The existence or level of payments made to a qualifying financial adviser in any year would vary and may be substantial.  Such payments would be based on factors that include differing levels of services provided by the financial adviser, the level of assets maintained in the financial adviser’s customer accounts, sales of new shares by the financial adviser, the placing of the Funds on a recommended or preferred list, providing the Funds with “shelf space” and/or a higher profile for the financial adviser’s consultants, sales personnel and customers, access to a financial adviser’s sales personnel and other factors. These payments to financial advisers would be in addition to the distribution and service fees and sales charges described in the Prospectuses. Revenue sharing payments would be from the Adviser’s own profits and resources. Generally, the Adviser would pay such amounts when the selling and/or servicing fees required by financial advisers exceed the amount of 12b-1 fees that may be available from the Funds. Any such revenue sharing payments would not change the net asset value or the price of the Funds’ shares. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Adviser may pay or allow other promotional incentives or payments to financial advisers.

Revenue sharing payments may create a financial incentive for financial advisers and their sales personnel to highlight, feature or recommend funds based, at least in part, on the level of compensation paid by such fund’s adviser or distributor.  If one mutual fund sponsor or distributor makes greater payments for distribution assistance than sponsors or distributors of other mutual funds, a financial adviser and its salespersons may have a financial incentive to favor sales of shares of the higher paying mutual fund complex over another or over other investment options.  You should consult with your financial adviser and review carefully any disclosures they provide regarding the potential conflicts of interest associated with the compensation it receives in connection with investment products it recommends or sells to you.

C. ADMINISTRATOR

General Information.  The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC (the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds.  The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

Administration Agreement.  Pursuant to the Fund Administration Servicing Agreement (“Administration Agreement”) with the Funds, the Administrator provides all administrative services necessary for the Funds, other than those provided by the Adviser, subject to the supervision of the Company’s Board.  The Administrator may provide persons to serve as officers of the Company.  Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Agreement is terminable by the Board or the Administrator on sixty days’ written notice and may be assigned provided the non-assigning party provides prior written consent.  The Administration Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statements, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (vii) preparing notices and agendas for meetings of the Company’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code (the “Code”) and the Prospectuses.

For the administrative services rendered to the Funds by the Administrator, the Internet Fund pays the Administrator a minimum annual fee of $38,500; and the Small Cap Fund, Micro Cap Fund and Wisdom Fund each pays the Administrator a minimum annual fee of $35,000.  The Administrator charges each Fund an annual fee of 0.08% of the average daily net assets on the first $200 million, 0.07% on the next $500 million, and 0.04% on the balance.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Internet Fund paid the Administrator $48,025, $46,709 and $46,655, respectively, for services under the Administration Agreement.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Small Cap Fund paid the Administrator $40,053, $38,776, and $28,932, respectively, for services under the Administration Agreement.  For the fiscal years ended August 31, 2015 and 2014, the period from December 1, 2012 through August 31, 2013 and the period from November 12, 2012 (the date of reorganization) through November 30, 2012, the Micro Cap Fund paid the Administrator $38,457, $37,901, $27,982 and $5,847, respectively, for services under the Administration Agreement.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Wisdom Fund paid the Administrator $38,860, $38,722, and $30,440, respectively, for services under the Administration Agreement.

Accounting Agreement.  The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement (“Accounting Agreement”), provides the Funds with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ Custodian and Adviser.

For the fund accounting services rendered to the Funds by the Fund Accountant, the Funds each pay the Fund Accountant a minimum annual fee of $26,600 for the first $40 million, .0125% of the average daily net assets of the Fund on the next $200 million, and .0075% on the balance.  The Fund Accountant is also entitled to certain out-of-pocket expenses, including pricing expenses.  For the fiscal years ended August 31, 2015, 2014 and 2013 the Internet Fund paid the Accountant $28,435, $27,634, and $28,801, respectively, for services under the Accounting Agreement.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Small Cap Fund paid the Accountant $34,709, $33,305, and $32,578, respectively, for services under the Accounting Agreement. For the fiscal years ended August 31, 2015 and 2014, the period from December 1, 2012 through August 31, 2013 and the period from November 12, 2012 (the date of reorganization) through November 30, 2012, the Micro Cap Fund paid the Accountant $33,905, $33,500, $25,516 and $729, respectively, for services under the Accounting Agreement.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Wisdom Fund paid the Accountant $27,790, $27,965, and $28,505, respectively, for services under the Accounting Agreement.

D. CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Funds’ cash and securities.  Pursuant to a Custodian Servicing Agreement with the Funds, it is responsible for maintaining the books and records of the Funds’ portfolio securities and cash.  The Custodian receives a minimum annual fee of $4,800 or .02% of each Fund’s average daily net assets, whichever is greater.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.  U.S. Bancorp Fund Services, LLC, the Funds’ Administrator, also acts as the Fund’s transfer and dividend agent.  U.S. Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

E. COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of common stock of the Funds are passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103.  BBD, LLP, serves as the independent registered public accounting firm for the Funds.  Bryan Cave LLP, One Kansas City Place, 1200 Main Street, Suite 3500, Kansas City, MO 64105 serves as independent legal counsel to the Independent Directors of the Company.

VIII.	PORTFOLIO MANAGERS

A. OTHER ACCOUNTS MANAGED

Ryan I. Jacob, Francis J. Alexander, and Darren Chervitz are primarily responsible for the day-to-day management of the Funds’ portfolios.  As of August 31, 2015, Mr. Jacob and Mr. Chervitz did not manage any other accounts.  In addition to the Funds, Mr. Alexander manages other accounts.  The following table sets forth information regarding the total accounts for which Mr. Alexander had day-to-day management responsibilities as of August 31, 2015.

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$25.0	0	$0

*  The other accounts managed by Mr. Alexander are not managed on behalf of the Adviser, but managed on behalf of a different federally registered investment adviser owned by Mr. Alexander.  Mr. Alexander provides portfolio manager services to the Funds through his affiliation with the Adviser and provides investment management services to the other accounts for the other adviser that he owns.

The management of multiple accounts may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a chief portfolio manager whose sole account is the Funds.  The management of personal accounts by the portfolio managers may give rise to potential conflicts of interest. The Company’s code of ethics is designed to address such conflicts. The Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

B. COMPENSATION

As principals of the Adviser, Mr. Jacob, Mr. Alexander, and Mr. Chervitz receive distributions as principals and do not receive compensation in the form of a salary or bonuses.  The distributions are based on the income of the Adviser and the Adviser’s income is based on the asset level of each Fund.  Mr. Alexander also receives distributions as the owner of another federally registered investment adviser, but is not separately compensated for the other accounts he manages.  The distributions he receives from the other adviser are based on the income of the other adviser, which is based on the asset levels of the other accounts.

C. OWNERSHIP OF SECURITIES

Information relating to a portfolio manager’s ownership (including the ownership of his immediate family) in the Funds as of August 31, 2015 is set forth in the chart below.

Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Francis J. Alexander	Internet Fund	$100,001 - $500,000
	Small Cap Fund	$100,001 - $500,000
	Micro Cap Fund	$50,001 - $100,000
	Wisdom Fund	Over $1,000,000
Ryan I. Jacob	Internet Fund	$50,001 - $100,000
	Small Cap Fund	$10,001 - $50,000
	Micro Cap Fund	$1 - $10,000
	Wisdom Fund	$10,001 - $50,000
Darren Chervitz	Internet Fund	$10,001 - $50,000
	Small Cap Fund	$1 - $10,000
	Micro Cap Fund	$1 - $10,000
	Wisdom Fund	$1 - $10,000

IX.	BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser makes the decisions to buy or sell securities in the Funds’ portfolio.  In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable.  Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of obtaining a favorable commission rate and transaction price on each transaction (best execution).  The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis, as well as other factors such as the broker-dealer’s ability to engage in transactions in securities of issuers which are thinly traded.  The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information or research and brokerage services to the Adviser, or portfolio transactions may be effected by brokers or dealers affiliated with the Adviser or Distributor.  To the extent that such persons or firms supply investment information or research and brokerage services to the Adviser, such information is supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. For the Internet Fund, during the fiscal year ended August 31, 2015, the Adviser paid $58,056 in commissions, which related to $36,646,932 in transactions that were directed to persons or firms supplying investment information or research and brokerage services. For the Small Cap Fund, during the fiscal year ended August 31, 2015, the Adviser paid $55,994 in commissions, which related to $25,081,530 in transactions that were directed to persons or firms supplying investment information or research and brokerage services. For the Micro Cap Fund, during the fiscal year ended August 31, 2015, the Adviser paid $46,524 in commissions, which related to $12,402,913 in transactions that were directed to persons or firms supplying investment information or research and brokerage services. For the Wisdom Fund, during the fiscal year ended August 31, 2015, the Adviser paid $4,222 in commissions, which related to $7,330,335 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.

The investment information or research and brokerage services provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser’s own internal research and investment strategy capabilities.  Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients’ accounts.  There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

For the fiscal years ended August 31, 2015, 2014 and 2013, the Internet Fund paid $90,667, $103,519, and $130,726, respectively, in brokerage commissions.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Small Cap Fund paid $104,520, $72,703 and $80,377, respectively, in brokerage commissions. For the fiscal years ended August 31, 2015 and 2014, the period from December 1, 2012 through August 31, 2013 and the period from November 12, 2012 (the date of reorganization) through November 30, 2012, the Micro Cap Fund paid $106,386, $89,511, $244,782 and $42,672, respectively, in brokerage commissions.  For the fiscal years ended August 31, 2015, 2014 and 2013, the Wisdom Fund paid $4,222, $2,996 and $10,713, respectively, in brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Funds rather than by a formula.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Funds will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates.  If, however, the Funds and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account.  In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds.  In addition, when purchases or sales of the same security for the Funds and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

X.	CAPITAL STOCK

The authorized capital stock of the Company consists of twenty billion shares of stock having a par value of one-tenth of one cent ($.001) per share.  The Board is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio.  Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series.  Each share of any class or series of shares when issued has equal dividend, distribution and liquidation rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Funds.  All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.  Shares are redeemable at net asset value, at the option of the investor.

The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Unless specifically requested by an investor who is an investor of record, the Funds do not issue certificates evidencing Fund shares.

As a general matter, the Funds will not hold annual or other meetings of the Funds’ shareholders.  This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to a Fund’s investment advisory agreement, (c) for approval of revisions to the Company’s distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting.  Annual and other meetings may be required with respect to such additional matters relating to a Fund as may be required by the 1940 Act including the removal of Company Directors and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable.  Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

XI.	PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectuses and is incorporated by reference herein.

XII.	TAXATION OF THE FUNDS

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation of the Funds” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A. FUND TAXATION

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income

Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of Capital Gains” below.

Capital Loss Carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses.  The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below).  A "qualified late year loss" includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.  Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

B. TAXATION OF FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations”.

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

C. SALES, EXCHANGES AND REDEMPTION OF FUND SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.  When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by the Company, which you may elect to apply to covered shares, include:

•
Single Account Average Cost  — the cost basis of both covered shares and “noncovered shares” (as defined below) are averaged to determine the basis of shares.  By electing the single account average cost method, your noncovered shares will be redesignated as covered shares.

•	First In, First Out — oldest shares are redeemed first.
•	Last In, First Out — newest shares are redeemed first.
•	Low Cost — least expensive shares are redeemed first.
•	High Cost — most expensive share are redeemed first.
•	Loss/Gain Utilization — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.

•
Specific Lot Identification — you must specify the share lots to be sold at the time of redemption.  This method requires you to elect a secondary method, which will be used for systematic redemptions and in the event the lots you designate for redemption are unavailable.  The secondary method options include first in, first out; last in, first out; low cost; high cost; and loss/gain utilization. If a secondary method is not elected, first in, first out will be used.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their noncovered shares  in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, the Company first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Fund.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

D. TAX TREATMENT OF PORTFOLIO TRANSACTIONS

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  “Descriptions of the Funds and Their Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund.  Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election.  If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors — Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment.  A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Fund Taxation – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs.   For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Fund Taxation.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP.  Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

E. BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax.

Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

F. NON-U.S. INVESTORS

The Fund generally does not sell shares to investors residing outside of the United States.  If, however, a non-U.S. investor were to acquire Fund shares they should be aware that non-U.S. investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  An exemption from this U.S. withholding tax is provided for capital gain dividends paid by the Fund from its net long-term capital gains. This exemption does not apply if you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.  Notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.  It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by a fund from its qualified net interest income from U.S. sources that were effective for distributions with respect to taxable years of a fund that began before January 1, 2015 or, if reinstated, whether such exemptions would have retroactive effect. However, even if reinstated, the Fund does not intend to support the designation of its dividends as short-term capital gains or interest-related dividends. Also, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. Real Property.  The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity.  A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”).  If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident U.S. income tax return.  In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-US shareholder from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.  Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence.  In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section

1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

G. EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

XIII.	ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, delegating responsibilities to the Funds’ service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious and/or fraudulent activity, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and engage in a complete and thorough review of all new account applications. The Funds will not transact business with any person or entity opening a new account whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

XIV.	PERFORMANCE COMPARISONS

Each Fund may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisers.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information should be considered in light of each Fund’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

XV.	FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended August 31, 2015, which appear in the Funds’ Annual Report to Shareholders and the report thereon by BBD, LLP, the Funds’ independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. No other parts of the annual report are incorporated by reference herein.  A copy of the Funds’ Annual or Semi-Annual Reports may be obtained upon request and without charge, on the Funds’ website (www.jacobmutualfunds.com) or by calling the Funds at the toll-free number listed on the cover page of this Statement of Additional Information.